SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]   Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                                  VSOURCE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

Vsource                               \  /                     805.677.6720
5740 Ralston Street, Ste. 110          \/                      Fax  805.676.1193
Ventura, CA. 93003 U.S.A.            SOURCE                    www.vsource.com



To  Our  Stockholders:

     I am pleased to invite you to attend the annual meeting of stockholders of Vsource, Inc. to be held on Tuesday, November 20, 2001 at 10:00 a.m. local time, at the San Diego Marriott Hotel & Marina, 333 West Harbor Drive, San Diego, California 92101.

     On June 22, 2001, the Company completed the acquisition of the assets of NetCel360 Holdings Limited, a leading provider of business process outsourcing services in Asia-Pacific (the "NetCel360 Acquisition"). A number of the resolutions to be considered at the meeting relate to initiatives undertaken to support the development of the Company's expanded business model following the NetCel360 Acquisition, including new borrowings and employee incentive plans.

     Details regarding the business to be conducted at the meeting are fully described in the accompanying Notice of Annual Meeting and Proxy Statement. Among the important resolutions to be considered by stockholders are: (i) amendments to our certificate of incorporation to increase the authorized number of shares of common stock of our Company and to effect a reverse split of our outstanding shares; (ii) resolutions to approve the issuance of common stock to repay certain borrowings, (iii) resolutions to approve the issuance of common stock upon conversion or exercise by lenders and/or holders of the Company's warrants; and (iv) adoption of plans to provide incentives to our employees and directors.

     After careful consideration, the Board of Directors has unanimously approved each of the resolutions and determined each to be fair to the Company's stockholders and in the stockholders' best interests.

     Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank  you for your ongoing support and continued interest in Vsource, Inc.

                                   Sincerely,

                                   /s/  Phillip  E.  Kelly
                                   Phillip  E.  Kelly
                                   Co-Chairman  and
                                   Chief  Executive  Officer

                                 [Vsource Logo]



                         5740 Ralston Street, Suite 110
                            Ventura, California 93003


                                  VSOURCE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2001



TO  THE  STOCKHOLDERS:

          NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Vsource, Inc., a Delaware corporation ("the Company"), will be held on Tuesday, November 20, 2001, at 10:00 a.m. local time, at the San Diego Marriott Hotel & Marina, 333 West Harbor Drive, San Diego, California 92101for the following purposes:

     1. To elect seven directors to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (Proposal No. 1);

     2. To consider amendments to our certificate of incorporation, as set forth in Annex I to the attached proxy statement, which would:

               (a) not effect a reverse split but which would increase the authorized number of shares of our common stock from 100,000,000 shares to 500,000,000 shares; or

               (b) effect a reverse split of our outstanding common stock at an exchange ratio of five-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

               (c) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

               (d) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one with no increase in the authorized number of shares of common stock; or

               (e) effect a reverse split of our outstanding common stock at an exchange ratio of fifteen-for-one with no increase in the authorized number of shares of common stock.

          Our Board of Directors would retain discretion to elect to implement one of the approved amendments, or to elect not to implement any of them (Proposal No. 2).

     3. To consider the issuance of our common stock to repay our obligations under the Bridge Loan Agreement which we assumed in connection with our acquisition of substantially all of the assets of NetCel360 Holdings Limited (Proposal No. 3);

     4. To consider the issuance of our common stock upon conversion of our Series 3-A Preferred Stock, which is issuable upon conversion of our Series A Convertible Notes (Proposal No. 4);

     5. To consider the issuance of our common stock upon the exercise of outstanding warrants issued pursuant to our Exchangeable Note and Warrant Purchase Agreement (Proposal No. 5);

     6. To consider the adoption of our 2001 Stock Option/Stock Issuance Plan to allow employees, directors and consultants to be granted equity awards, including options to acquire shares of common stock (Proposal No. 6);

     7. To consider the adoption of our Employee Stock Purchase Plan (Proposal No. 7); and

     8. To transact any other business that is properly brought before the meeting or any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Stockholders of record at the close of business on October 8, 2001, will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may also be able to vote by using the Internet or by calling a toll-free phone number pursuant to the instructions on your proxy card. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                   By Order of the Board of Directors,

                                   /s/  Timothy  T.  Hui
                                   Timothy  T.  Hui
                                   Secretary

October 18, 2001


            YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY TODAY.

                 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN
                       VOTING YOUR SHARES, PLEASE CONTACT:

                           INNISFREE M&A INCORPORATED
                                  888-750-5834

                                 [Vsource Logo]



                         5740 Ralston Street, Suite 110
                            Ventura, California 93003

                                 PROXY STATEMENT



                       2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2001


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vsource, Inc. (the "Company") for use at our 2001 Annual Meeting of Stockholders to be held on Tuesday, November 20, 2001, at 10:00 a.m. local time, at the San Diego Marriott Hotel & Marina, 333 West Harbor Drive, San Diego, California 92101, and at any postponements or adjournments thereof, for the following purposes:

     1. To elect seven directors to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (Proposal No. 1);

     2. To consider amendments to our certificate of incorporation, as set forth in Annex I attached hereto, which would:

          (a) not effect a reverse split but which would increase the authorized number of shares of our common stock from 100,000,000 shares to 500,000,000 shares; or

          (b) effect a reverse split of our outstanding common stock at an exchange ratio of five-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

          (c) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

          (d) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one with no increase in the authorized number of shares of common stock; or

          (e) effect a reverse split of our outstanding common stock at an exchange ratio of fifteen-for-one with no increase in the authorized number of shares of common stock.

     Our Board of Directors would retain discretion to elect to implement one of the approved amendments, or to elect not to implement any of them (Proposal No. 2).

     3. To consider the issuance of our common stock to repay our obligations under the Bridge Loan Agreement which we assumed in connection with our acquisition of substantially all of the assets of NetCel360 Holdings Limited (Proposal No. 3);

     4. To consider the issuance of our common stock upon conversion of our Series 3-A Preferred Stock, which is issuable upon conversion of our Series A Convertible Notes (Proposal No. 4);

     5. To consider the issuance of our common stock upon the exercise of outstanding warrants issued pursuant to our Exchangeable Note and Warrant Purchase Agreement (Proposal No. 5);

     6. To consider the adoption of our 2001 Stock Option/Stock Issuance Plan to allow employees, directors and consultants to be granted equity awards, including options to acquire shares of common stock (Proposal No. 6);

     7. To consider the adoption of our Employee Stock Purchase Plan (Proposal No. 7); and

     8. To transact any other business that is properly brought before the meeting or any adjournment(s) thereof.

     These proxy solicitation materials were mailed on or about October 18, 2001, to all stockholders entitled to vote at the annual meeting.

                                   TABLE OF CONTENTS

                                                                                        PAGE

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Stockholders Entitled to Vote. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Solicitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Deadline for Receipt of Stockholder Proposals. . . . . . . . . . . . . . . . . . .   1
     Vote Required. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
PROPOSAL NO. 1  ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Nominees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Board Meetings and Committees. . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Compensation of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS . . . . . . . . . . . . . . . . . . . .   6
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Bridge Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Series A Convertible Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Series B Exchangeable Notes and Warrants . . . . . . . . . . . . . . . . . . . . .   8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. . . . . . . . . . . . .   9
     Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     Preferred Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Section 16(a) Beneficial Ownership Reporting Compliance. . . . . . . . . . . . . .  15
EXECUTIVE OFFICER COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Option Grants In Last Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . .  16
     Fiscal Year-End Option/SAR Values. . . . . . . . . . . . . . . . . . . . . . . . .  17
     Compensation Committee Interlocks and Insider Participation. . . . . . . . . . . .  17
CERTAIN TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     NetCel360 Acquisition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Financing Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     Notes Receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     Other Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION. . . . . . . . . . . . . . .  20
     General Compensation Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     Executive Compensation for the Fiscal Year Ended January 31, 2000. . . . . . . . .  20
REPORT OF THE AUDIT COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22


                                      -i-

                                   TABLE OF CONTENTS
                                      (continued)

                                                                                        PAGE

INDEPENDENT PUBLIC ACCOUNTANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     Fees Billed to Company by Grant Thornton LLP during Fiscal 2001. . . . . . . . . .  23
COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN . . . . . . . . . . . . . . . . . . .  24
PROPOSAL NO. 2  AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION  TO EFFECT A
         REVERSE SPLIT OF OUR COMMON STOCK AND TO INCREASE THE AUTHORIZED NUMBER
         OF SHARES OF COMMON STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . .  25
     Reasons for the Reverse Stock Split. . . . . . . . . . . . . . . . . . . . . . . .  25
     Potential Effects of the Reverse Stock Split . . . . . . . . . . . . . . . . . . .  26
     Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates  27
     Fractional Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     No Appraisal Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     Accounting Consequences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     U.S. Federal Income Tax Consequences . . . . . . . . . . . . . . . . . . . . . . .  28
     Authorized Shares of Common Stock. . . . . . . . . . . . . . . . . . . . . . . . .  28
     Effects of Failure to Receive Stockholder Approval . . . . . . . . . . . . . . . .  29
PROPOSAL NO. 3  ISSUANCE OF COMMON STOCK TO DISCHARGE OUR  OBLIGATIONS
         UNDER THE BRIDGE LOAN AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . .  30
     Description of Bridge Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     Effects of Failure to Receive Stockholder Approval . . . . . . . . . . . . . . . .  31
PROPOSAL NO. 4  ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES 3-A
         PREFERRED STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     Description of Series A Convertible Notes. . . . . . . . . . . . . . . . . . . . .  32
     Description of Series B Exchangeable Notes . . . . . . . . . . . . . . . . . . . .  34
     Description of Series 3-A Preferred Stock. . . . . . . . . . . . . . . . . . . . .  35
     Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
     Effect of Conversion of Series 3-A Preferred Stock . . . . . . . . . . . . . . . .  37
     Effects of Failure to Receive Stockholder Approval . . . . . . . . . . . . . . . .  37
PROPOSAL NO. 5  ISSUANCE OF COMMON STOCK UPON EXERCISE OF WARRANTS. . . . . . . . . . .  38
     Description of Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     Effects of Issuance of Common Stock Upon Exercise of Warrants. . . . . . . . . . .  38
     Effects of Failure to Receive  Stockholder Approval. . . . . . . . . . . . . . . .  39
SECURITY OWNERSHIP OF CURRENT EXECUTIVE OFFICERS AND DIRECTORS AFTER
         GIVING EFFECT TO THE POTENTIAL ISSUANCES . . . . . . . . . . . . . . . . . . .  39
PROPOSAL NO. 6  ADOPTION OF THE 2001 STOCK OPTIONS/STOCK ISSUANCE PLAN. . . . . . . . .  41
     Shares Available for Issuance. . . . . . . . . . . . . . . . . . . . . . . . . . .  41
     Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
     Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41


                                      -ii-

                                   TABLE OF CONTENTS
                                      (continued)

                                                                                        PAGE

     Stock Issuances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     Performance Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     Amendment of the 2001Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     Termination of the 2001 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
     Change in Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
     U.S. Federal Income Tax Consequences . . . . . . . . . . . . . . . . . . . . . . .  43
     New Plan Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
PROPOSAL NO. 7   ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN . . . . . . . . . . . . .  45
     Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     Administration and Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     Participation and Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     Amendment and Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     U.S. Federal Income Tax Consequences . . . . . . . . . . . . . . . . . . . . . . .  46
     Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
WHERE YOU CAN FIND MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  47
OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
ANNEX I  FORM OF AMENDMENT FOR INCREASE IN AUTHORIZED SHARES
         FORM OF AMENDMENT FOR FIVE-FOR-ONE REVERSE STOCK SPLIT
         FORM OF AMENDMENT FOR TEN-FOR-ONE REVERSE STOCK SPLIT
         FORM OF AMENDMENT FOR TEN-FOR-ONE REVERSE STOCK SPLIT
         FORM OF AMENDMENT FOR FIFTEEN-FOR-ONE REVERSE STOCK SPLIT
ANNEX II  VSOURCE, INC. AUDIT COMMITTEE CHARTER
ANNEX III VSOURCE INC.  2001 STOCK OPTIONS/STOCK ISSUANCE PLAN
ANNEX IV  VSOURCE INC.  EMPLOYEE STOCK PURCHASE PLAN

                                     GENERAL

STOCKHOLDERS  ENTITLED  TO  VOTE

     Only stockholders of record at the close of business on October 8, 2001 (the "record date") are entitled to vote at the annual meeting or at any postponements or adjournments thereof. On that date, there were issued and outstanding 21,275,388 shares of our common stock, par value $0.01 per share, 1,703,741 shares of our Series 1-A Convertible Preferred Stock, par value $0.01 per share, 1,330,675 shares of our Series 2-A Convertible Preferred Stock, par value $0.01 per share, and no shares of our Series 3-A Convertible Preferred Stock, par value $0.01 per share. The holders of our common stock and our preferred stock are each entitled to one vote for each share held as of the record date. But see footnotes 1 and 2 to the table set forth in "Security Ownership of Certain Beneficial Owners and Management - Common Stock." All holders of preferred stock vote as a single class with the common stock. Shares may not be voted cumulatively.

SOLICITATION

     Proxies are being solicited by and on behalf of our Board of Directors. We will pay the cost of soliciting proxies from our stockholders as well as all mailing fees incurred in connection with this proxy statement.

     We have engaged the services of Innisfree M&A Incorporated to solicit proxies and assist in the distribution of proxy materials. In connection with its engagement, Innisfree M&A has agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual stockholders. We have agreed to pay Innisfree M&A a fee not to exceed $12,500 plus reasonable out-of-pocket expenses and to indemnify Innisfree M&A against certain liabilities and expenses, including liabilities under federal securities laws.

     In addition to the solicitation of proxies by mail, internet and telephone, some of our directors, officers and employees may also solicit proxies by telephone, facsimile and personal contact, without additional compensation for those activities. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of our common stock, and these persons will be reimbursed for their reasonable out-of-pocket expenses.

QUORUM

     The presence in person, or by a properly executed proxy, of the holders of securities entitled to cast a majority of the votes at the annual meeting is necessary to constitute a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained. In general, shares represented by a properly executed proxy will be counted as shares present and entitled to vote at the annual meeting for the purposes of determining a quorum, without regard to whether the proxy reflects votes withheld or abstentions or reflects a broker non-vote on a matter (i.e., where a proxy is not voted on a particular matter because voting instructions have not been received and the broker does not have discretionary authority to vote).

DEADLINE  FOR  RECEIPT  OF  STOCKHOLDER  PROPOSALS

     We currently intend to hold our 2002 Annual Meeting of Stockholders in October 2002 and to mail proxy statements relating to the meeting in September 2002. Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders and included in the proxy statement and form of proxy relating to that meeting must be received by us by June 18, 2002.

     After the June 18, 2002, deadline, a stockholder may present a proposal at the 2002 annual meeting if it is submitted to the Company's Secretary no later than September 3, 2002. If timely submitted, the stockholder may present the proposal at the 2002 annual meeting, but we are not obligated to present the matter in our proxy materials.

VOTE  REQUIRED

     The affirmative vote of a majority of the voting power present in person or by proxy is required to elect the nominees to serve as directors (Proposal No.
1), to approve the issuance of common stock to repay our obligations under the Bridge Loan Agreement (Proposal No. 3), to approve the issuance of common stock upon conversion of our Series 3-A Preferred Stock, which is issuable upon conversion of our Series A Convertible Notes (Proposal No. 4), to approve the issuance of common stock upon exercise of the warrants issued pursuant to our Exchangeable Note and Warrant Purchase Agreement (Proposal No. 5), to approve the adoption of our 2001 Stock Option/Stock Issuance Plan (Proposal No. 6) and to approve the adoption of our Employee Stock Purchase Plan (Proposal No. 7). Abstentions will count as a vote against these proposals, but broker non-votes will have no effect.

     Approval of the proposed amendments to our certificate of incorporation that only contemplate a reverse stock split and no increase in the number of authorized shares of common stock (see proposed amendments (d) and (e) in Proposal No. 2) will require the affirmative vote of a majority of the outstanding shares, voting as a combined class. Approval of the proposed amendments to our certificate of incorporation which include an increase in the number of authorized shares of common stock (see proposed amendments (a), (b) and (c) in Proposal No. 2) will require the affirmative vote of a majority of the outstanding shares of common stock and the affirmative vote of a majority of the outstanding shares of common and preferred stock, voting as a combined class. Both abstentions and broker non-votes will count as votes against the proposed amendments to our certificate of incorporation.

VOTING

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares. Unless you give other instructions on your proxy, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. You may also be able to vote by using the Internet or by calling a toll-free phone number pursuant to the instructions that are included with your proxy card.

     You can revoke your proxy at any time before it is voted at the annual meeting by sending written notice to the Company, submitting another timely proxy by telephone, Internet or mail or attending the annual meeting and voting in person.

VALIDITY

     All questions as to the validity, form, eligibility, including time of receipt, and acceptance of proxy cards will be determined by the inspectors of the election. The determination of the inspectors of the election will be final and binding. Our Board of Directors will have the right to waive any irregularities or conditions as to the manner of voting. We may accept proxies by any reasonable form of communication so long as we can reasonably be assured that the communication is authorized by one of our stockholders.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of seven directors. All seven directors will stand for election at the annual meeting. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of the stockholders or until a successor has been duly elected and qualified.

NOMINEES

     The name and certain information regarding each nominee are set forth below. There are no family relationships among our directors or executive officers.

Name                          Age   Position
----                          ---   --------

Phillip E. Kelly(1). . . . .   43   Co-Chairman of the Board and
                                    Chief Executive Officer
I. Steven Edelson(1) . . . .   42   Co-Chairman of the Board
Dennis M. Smith. . . . . . .   50   Vice Chairman and Chief Strategy Officer
Scott T. Behan (2) . . . . .   39   Director
Robert N. Schwartz, PhD. (2)   61   Director
Ramin Kamfar(2). . . . . . .   37   Director
Nathaniel C.A. Kramer(1) . .   40   Director

--------------------------------------------------------------------------------
(1)  Member  of  the  Compensation  Committee.
(2)  Member  of  the  Audit  Committee.

     PHILLIP E. KELLY. Mr. Kelly has served on our board and as Co-Chairman of the Board since June 2001 pursuant to the terms of our acquisition agreement with NetCel360 Holdings Limited. He has served as our Chief Executive Officer since July 2001. Mr. Kelly was a co-founder of NetCel360 and served as its Chairman of the Board since its inception. From November 1994 to 1998, he served as President of Asia-Pacific for Dell Computer Corporation. Prior to joining Dell, Mr. Kelly worked in several capacities for Motorola, Inc., including as vice president and general manager of Motorola's Landmobile Products Sector North Asian Division and as vice president and general manager of Motorola's Western U.S. Division. Mr. Kelly holds a Bachelor of Business Administration from the University of San Diego, California.

     I. STEVEN EDELSON. Mr. Edelson has served on our board since January 2001. He was elected Acting Chairman in March 2001 and Co-Chairman in June 2001. Mr. Edelson has been Managing Director of Mercantile Companies, Inc., Northbrook, Illinois, since 1986. He is also a principal of Mercantile Capital Group, LLC, and he is the Managing Partner of Mercantile Capital Partners I, LP.

     DENNIS M. SMITH. Mr. Smith has served on our board and as Vice Chairman since June 2001 pursuant to the terms of our acquisition agreement with NetCel360. He has served as our Chief Strategy Officer since July 2001. Mr. Smith was a co-founder of NetCel360 and has lived and worked in finance in Asia since 1976. In 1984 he joined ChinaVest and, together with the firm's other founding partners, was responsible for the development of one of the earliest and largest independent private equity firms in Asia. Prior to joining ChinaVest, Mr. Smith held senior positions in commercial banking and investment banking with First Chicago in Hong Kong, Singapore and the Philippines. He holds an MBA degree from Loyola University of Chicago.

     SCOTT  T.  BEHAN.  Mr.  Behan  has  served  on our board since August 1998.
Since May 2001, Mr. Behan has been Vice President of Product Development of Xemod Incorporated, a privately held developer and manufacturer of radio frequency power amplifier components for the wireless communication and networking markets. For the prior five years, Mr. Behan was employed as the

Executive Vice President of AML Communications, Inc., a manufacturer of wireless amplifiers and was a director of AML since February 1999. Mr. Behan has a B.S. in Electrical Engineering from Worcester Polytechnic Institute.

     ROBERT N. SCHWARTZ, PHD. Dr. Schwartz has served on our board since August 1998. Since 1979, Dr. Schwartz has been a visiting professor at U.C.L.A. From 1981 to 2000, Dr. Schwartz was a Senior Research Scientist at HRL Laboratories, LLC, Malibu, California. He has a B.A. in Mathematics, Chemistry and Physics and an M.S. in Chemical Physics from the University of Connecticut and a PhD. in Chemical Physics from the University of Colorado.

     RAMIN KAMFAR. Mr. Kamfar has served on our board since April 2000. Mr. Kamfar is a Managing Partner at New World Venture Partners, Inc., an investment banking boutique focusing on technology and new economy companies. Since 1993, Mr. Kamfar has also served in various capacities at New World Coffee - Manhattan Bagel, Inc., a company he founded. Most recently he has served as Chairman and Chief Executive Officer. From 1988 to 1993 Mr. Kamfar worked in the investment banking department of Lehman Brothers, Inc., most recently as a Vice President in private placements. Mr. Kamfar has a B.S. in Finance from the University of Maryland and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

     NATHANIEL C.A. KRAMER. Mr. Kramer has served on our board since January 2001. Mr. Kramer is a principal of Mercantile Capital Group, LLC and is
Managing Director of its New York office. From 1999 to 2000 he was a vice president with Allen & Company, Inc., a private equity firm. From 1994 to 1999 he was president and CEO of Greenhouse Film Group Limited and is currently Chairman. Mr. Kramer produced the Emmy nominated documentary "Choices" and the Tony Award-winning 1998 revival of Arthur Miller's "A View From the Bridge."

BOARD  MEETINGS  AND  COMMITTEES

     The Board of Directors held one regular meeting and nine special meetings during the fiscal year ended January 31, 2001. At the regular meeting, held July 7, 2000, the board consisted of five directors, and all five directors were present in person. All directors attended each of the nine special meetings, although at each special meeting some directors attended by telephone. Other board actions were taken through 17 unanimous written consents of the directors.

     At the beginning of the last fiscal year our Board of Directors was comprised of five members, Robert McShirley, Samuel Bradt, P. Scott Turner and Mr. Behan and Dr. Schwartz. In April 2000, Mr. Turner resigned upon his appointment as our Chief Operating Officer, and the board elected Mr. Kamfar to replace him. The Board of Directors was expanded to seven members in December 2000, and the board elected Messrs. Edelson and Kramer to the two new directorships in January 2001. Messrs. McShirley and Bradt resigned from the board in March 2001, and the board did not fill the vacancies created by their resignations until it elected Messrs. Kelly and Smith to the board in June.

     In February 2000, we established an Audit Committee consisting of Messrs. Bradt, Behan and Turner. Mr. Kamfar replaced Mr. Turner as a member of the Audit Committee in April 2000. Dr. Schwartz replaced Mr. Kamfar as a member of the Audit Committee in December 2000. Mr. Kamfar rejoined the Audit Committee in May 2001, replacing Mr. Bradt. The Audit Committee currently consists of Mr. Behan, Mr. Kamfar and Dr. Schwartz. The functions of the Audit Committee are noted in the Audit Committee report, located at page 23 of this proxy statement, and the Audit Committee charter, a copy of which is attached hereto as Annex II. The Audit Committee held its first meeting in April 2000 and met four times during the fiscal year ended January 31, 2001. Each of Mr. Behan, Mr. Kamfar and Dr. Schwartz are independent directors in accordance with Nasdaq audit committee requirements.

     In January 2001 we established a Compensation Committee consisting of Messrs. Bradt, Edelson and Kramer. Mr. Bradt resigned from the board in March, and Mr. Kelly joined the Compensation Committee upon his election to the board in June. Accordingly, the Compensation Committee currently consists of Messrs. Edelson, Kelly and Kramer.

     The Compensation Committee makes recommendations to the full Board of Directors concerning the base salaries and cash bonuses of our executive officers and reviews our employee compensation policies generally. It also will administer our stock option/stock issuance plan if our stockholders approve Proposal No. 6. The Compensation Committee did not meet during the last fiscal year. A separate committee of the board, consisting of Messrs. Kamfar and Kramer, will administer our employee stock purchase plan if our stockholders approve Proposal No. 7.

COMPENSATION  OF  DIRECTORS

     We do not currently have any standard arrangements for compensating the directors for services provided as directors. Upon his election to the Board of Directors in April 2000, we granted Mr. Kamfar 2,500 shares of our common stock. See "Certain Transactions."

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                 DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

     This proxy statement and the documents incorporated herein by reference contain forward-looking statements based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management. All statements, trends, analyses and other information contained or incorporated by reference in this proxy statement relative to trends in net sales, gross margin, anticipated expense levels and liquidity and capital resources, as well as other statements including, but not limited to, words such as "anticipate," "believe," "plan," "estimate," "expect," "seek," "intend," and other similar expressions, constitute forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Accordingly, actual results may differ materially from those anticipated or expressed in these statements. Potential risks and uncertainties include, among others, those set forth in our annual report on Form 10-KSB under the heading "Factors That May Affect Future Performance," which is incorporated herein by reference and a copy of which was sent to you along with this proxy statement. See "Where You Can Find More Information."

     FACTORS WHICH COULD AFFECT OUR FUTURE PERFORMANCE INCLUDE, BUT ARE NOT LIMITED TO, OUR LIMITED OPERATING HISTORY, THE UNPREDICTABILITY OF OUR FUTURE REVENUES, OUR NEED FOR AND THE AVAILABILITY OF CAPITAL RESOURCES, THE EVOLVING NATURE OF OUR BUSINESS MODEL, THE INTENSELY COMPETITIVE MARKET FOR BUSINESS PROCESSING OUTSOURCING AND TECHNOLOGY SERVICES, AND THE RISKS ASSOCIATED WITH IMPLEMENTING AND OPERATING OUR SERVICES AND DOING BUSINESS IN THE ASIA-PACIFIC REGION. Except as required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. However, you should carefully review the factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission ("SEC").

                                   THE COMPANY

     We are a leading provider of business process outsourcing and distribution services to companies, including Fortune 500 and Global 500 companies, operating across multiple markets in the Asia-Pacific region. We offer sophisticated outsourcing systems and solutions, along with supporting professional services and technologies, to enable our clients to outsource key non-core administrative, sales and distribution functions. We help our clients to minimize the costs and complexities of doing business in Asia-Pacific across the multiplicity of cultural and regulatory factors that exist in these markets.

     Our  suite  of  services  includes:

     - business process outsourcing (or "BPO") services including customer relationship management, financial and payroll services, supply chain management, globalization services and proprietary transactions solutions for public and private exchanges to support our clients as they move to outsourcing; and

     - distribution services, including services such as sales, marketing, market research and operations, to support the sales of our clients' products and services.

     We deliver our services to support our clients' operations in most major markets across the Asia-Pacific region, including Hong Kong, Malaysia, Singapore, Japan, China, Australia, New Zealand, Korea and the Philippines, from a single shared services operating center, known as the Vsource Customer Center, in Kuala Lumpur, Malaysia.

     As of September 28, 2001, we had 166 employees working from our offices in California, the Vsource Customer Center in Malaysia and offices in Hong Kong, Singapore and Japan. Our clients include Fortune 500 companies, such as Gateway, 3Com and EMC, as well as other companies active in the Asia-Pacific region, such as Cosine Communication and Miller Freeman.

     We originally incorporated in Nevada in 1980 and reincorporated in Delaware in November 2000. On June 22, 2001, we acquired substantially all of the assets of NetCel360 Holdings Limited, a provider of BPO and technology services based in Asia. At the closing of the acquisition, we issued 2,774,213 shares of our common stock to NetCel360. Subject to the satisfaction of the indemnification provisions of the acquisition agreement with NetCel360, we will issue an additional 935,486 shares to NetCel360 on December 22, 2001. We also assumed approximately $3.7 million of bridge financing secured by assets which we acquired, as further described below.

BRIDGE  LOAN

     In April 2001, NetCel360.com Ltd., then a wholly-owned subsidiary of NetCel360 Holdings Limited, entered into a Bridge Loan Agreement with a group of lenders. NetCel360 Holdings Limited, along with another of its subsidiaries, NetCel360 Sdn Bhd, guaranteed NetCel360.com's obligations under the Bridge Loan Agreement. On April 11, 2001, NetCel360.com borrowed $2.25 million (the "Bridge Loan") under the Bridge Loan Agreement.

     In connection with completing our acquisition of substantially all of the assets of NetCel360, the Bridge Loan Agreement was amended and restated to provide, among other things, for an additional loan of $1.45 million. At the closing of the acquisition, we acquired NetCel360.com and NetCel360 Sdn Bhd and agreed to assume NetCel360 Holdings Limited's guarantee obligation under the Bridge Loan Agreement. Therefore, NetCel360.com, the borrower under the Bridge Loan Agreement, is now one of our wholly-owned subsidiaries, and we have guaranteed all of its obligations under the Bridge Loan Agreement. Certain of our current officers and a fund related to two of our directors are lenders under the Bridge Loan Agreement. See "Certain Transactions."

     Since completing the acquisition of substantially all of the assets of NetCel360, we have repaid $200,000 in principal amount of the Bridge Loans held by Mr. Kelly, and the lenders of $1.25 million in principal amount of the Bridge Loans have converted their Bridge Loans into Series A Convertible Notes, as described below. As of July 31, 2001, there was $2.25 million in principal amount of Bridge Loans outstanding. We have the option of discharging all of our obligations with respect to the Bridge Loans by delivering shares of our common stock to the lenders of the Bridge Loans at a price of $0.20 per share. The material terms of the Bridge Loan Agreement and the Bridge Loans are summarized below under Proposal No. 3.

SERIES  A  CONVERTIBLE  NOTES

     On June 25, 2001, we entered into a Convertible Note Purchase Agreement with a group of purchasers pursuant to which we issued $4.56 million in principal amount of Series A Convertible Notes. Approximately $1.26 million in principal amount of these Series A Convertible Notes was issued to lenders of Bridge Loans in exchange for their outstanding Bridge Loans. Under the terms of the Convertible Note Purchase Agreement, we may sell up to an aggregate of $11.5 million in principal amount of Series A Convertible Notes during the 120 day period following June 25, 2001. The Series A Convertible Notes are convertible into shares of our Series 3-A Preferred Stock, which, if certain conditions are met, are convertible into shares of our common stock. The material terms of the Convertible Note Purchase Agreement, the Series A Convertible Notes and the Series 3-A Preferred Stock are summarized below under Proposal No. 4.

     Certain of our officers and funds related to two of our directors hold Series A Convertible Notes. See "Certain Transactions."

SERIES  B  EXCHANGEABLE  NOTES  AND  WARRANTS

     On July 12, 2001, we entered into an Exchangeable Note and Warrant Purchase Agreement with a group of purchasers pursuant to which we issued approximately $4.25 million in principal amount of Series B Exchangeable Notes and warrants to purchase approximately 21.3 million shares of common stock. Under certain conditions, the Series B Exchangeable Notes are exchangeable for Series A Convertible Notes. The material terms of the Exchangeable Note and Warrant Purchase Agreement and the Series B Exchangeable Notes are summarized below under Proposal No. 4, and the material terms of the warrants are summarized below under Proposal No. 5.

     Certain of our officers hold Series B Exchangeable Notes and warrants. See "Certain Transactions."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON  STOCK

     The following table sets forth certain information as of July 31, 2001, regarding the beneficial ownership of our common stock by (i) all individuals known to beneficially own 5% or more of our outstanding common stock, (ii) each of the executive officers listed in the Summary Compensation Table below and each of our current directors, and (iii) all of our current executive officers and directors as a group, in each case, to the best of our knowledge. Except as otherwise indicated, we believe that the beneficial owners of the securities listed below have sole investment and voting power with respect to their shares. As of July 31, 2001, there were 21,260,389 shares of common stock outstanding.

     As discussed in more detail in Proposal No. 3 below, we have the option to repay our outstanding Bridge Loans by issuing shares of our common stock. The issuance of shares to repay the Bridge Loan will reduce the conversion price of our outstanding Series 1-A and Series 2-A Preferred Stock. In addition, the conversion price of our Series 1-A and Series 2-A Preferred Stock will be further reduced upon the filing of any of the amendments to our certificate of incorporation discussed in Proposal No. 2 below and the approval of the stockholders of Proposal Nos. 4 or 5. Either or both of these events will, therefore, enable the holders of that preferred stock to acquire additional shares of common stock upon its conversion.

     The following table does not include shares of common stock which would be beneficially owned by the individuals named below upon (i) a discharge of our outstanding Bridge Loans with shares of our common stock, (ii) conversion of shares of the Series 3-A Preferred Stock that may be issued upon conversion of our Series A Convertible Notes, or (iii) exercise of the warrants issued to purchasers of our Series B Exchangeable Notes, or any additional shares of common stock which would be issuable upon conversion of our Series 1-A and Series 2-A Preferred Stock as a result of the anti-dilution provisions of the preferred stock. A table indicating the beneficial ownership of common stock by certain of the individuals named below after giving effect to the above transactions is included later in this proxy statement. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances."

                                                                       Number of Shares   Percent of
Name of Beneficial Owner                                              Beneficially Owned     Class
------------------------                                              ------------------  -----------
NetCel360 Holdings Limited . . . . . . . . . . . . . . . . . . . . .           2,774,213        13.0%
   Unit 501, AXA Centre
   151 Gloucester Road, Wanchai
   Hong Kong
I. Steven Edelson (1). . . . . . . . . . . . . . . . . . . . . . . .             773,336         3.5
   1372 Shermer Road
   Northbrook, IL 60062
Nathaniel C. A. Kramer (2) . . . . . . . . . . . . . . . . . . . . .             678,337         3.1
   641 Lexington Avenue, Suite 1450
   New York, NY 10022
+Robert C. McShirley . . . . . . . . . . . . . . . . . . . . . . . .             224,927         1.1
   4536 Falkirk Bay
   Oxnard, CA 93035
Sandford T. Waddell (3). . . . . . . . . . . . . . . . . . . . . . .             104,531           *
   5740 Ralston St., Suite 110
   Ventura, CA 93003
+Ronald J. Sanderson (4) . . . . . . . . . . . . . . . . . . . . . .              98,345           *
   1425 London Lane
   Glenview, IL 60025
Ramin Kamfar (5) . . . . . . . . . . . . . . . . . . . . . . . . . .              46,457           *
   666 Greenwich St., #710
   New York, NY 10014


                                      -9-

Robert N. Schwartz, Ph.D.. . . . . . . . . . . . . . . . . . . . . .              42,147           *
   770 Paularino Avenue
   Costa Mesa, CA 92626
Scott T. Behan . . . . . . . . . . . . . . . . . . . . . . . . . . .              10,240           *
   P.O. Box 1244
   Somis, CA 91384
Phillip E. Kelly (6) . . . . . . . . . . . . . . . . . . . . . . . .                   0           *
   Unit 501, AXA Centre
   151 Gloucester Road, Wanchai
   Hong Kong
+Richard S. McShirley. . . . . . . . . . . . . . . . . . . . . . . .                   0           *
   794 Hot Springs Road
   Santa Barbara, CA 93108
Dennis M. Smith (7). . . . . . . . . . . . . . . . . . . . . . . . .                   0           *
   Unit 501, AXA Centre
   151 Gloucester Road, Wanchai
   Hong Kong
Current executive officers and directors as a group (12 persons) (8)           1,175,137         5.3%

*    Less  than  1%.
+    No  longer  employed  by  us.

(1) Represents shares beneficially owned by Mr. Edelson solely in his capacity as (a) a managing member of Mercantile Equity Partners III, LLC ("MEP, LLC"), and a trustee of the Edelson Family Trust dated September 17, 1997, which is also a managing member of MEP, LLC, (b) a member of Mercantile Capital Group, LLC ("MCG"), and (c) a member of the Investment Committee of Mercantile Capital Management Corp. ("MCM"). MCG is the general partner of Mercantile Capital Partners I, L.P. ("MCP"). MEP, LLC is the general partner of Mercantile Equity Partners III, L.P. ("MEP, LP"). MEP, LP directly holds 91,161 shares of Series 1-A Preferred Stock which are immediately convertible into 91,161 shares of common stock. MCP directly holds 624,025 shares of Series 2-A Preferred Stock, which are immediately convertible into 624,025 shares of common stock, and has a warrant to purchase 54,312 additional shares of common stock. Mr. Edelson is also the trustee of the Mercantile Companies Inc. Money Purchase Plan which holds 3,838 shares of Series 1-A Preferred Stock which are immediately convertible into 3,838 shares of common stock.

     The amount shown does not include shares indirectly owned by Asia Internet Investment Group I, LLC ("AIIG") pursuant to its ownership of equity interests in NetCel360. Mr. Edelson is a controlling person of the managing member of the general partner of the managing member of AIIG. Mr. Edelson has represented to us that he does not have any power to vote or to direct the vote, or power to dispose or direct the disposition of, any of the shares held by NetCel360, and that, therefore, none of such shares are beneficially owned by him. Mr. Edelson has also informed us that if NetCel360 were to distribute to its equityholders all of our common stock owned by it as of July 31, 2001, AIIG would receive approximately 89,505 shares in such distribution.

     The amount shown also does not include shares of common stock that could be issued upon conversion of Series A Convertible Notes held by MCP and AIIG or the additional shares that could be acquired upon the conversion of Series 1-A and Series 2-A Preferred Stock held by MEP, LP and MCP after giving effect to the anti-dilution provisions of the preferred stock in connection with each of the potential issuances that are described below. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances" below for a table showing the shares that would be beneficially owned by Mr. Edelson after giving effect to all of these issuances. In an Amendment to a Schedule 13D filed with the SEC on July 17, 2001, MEP, LP, and its related entities, including Messrs. Edelson and Kramer, take the position that the issuances of Series A Convertible Notes, Series B Exchangeable Notes and warrants by us has already triggered an adjustment to the conversion price of the Series 1-A and Series 2-A Preferred Stock and the exercise price of the warrants beneficially owned by them such that each share of Series 1-A Preferred Stock is convertible into 6.3418 shares of common stock and each share of Series 2-A Preferred Stock is convertible into 7.3011 shares of common stock. Accordingly, Mr. Edelson reports beneficial ownership of 5,210,260 shares of common stock, which would represent 19.7% of our outstanding shares as of July 31, 2001. We believe that the anti-dilution provisions of the Series 1-A and Series 2-A Preferred Stock and the warrant will not be triggered until our stockholders approve Proposal Nos. 2, 4 and 5 below.

(2) Represents shares beneficially owned by Mr. Kramer solely in his capacity as (a) a member of MCG, the general partner of MCP, and (b) a member of the Investment Committee of MCM. MCP directly holds 624,025 shares of Series 2-A Preferred Stock, which are immediately convertible into 624,025 shares of common stock, and has a warrant to purchase 54,312 additional shares of common stock.

     The amount shown does not include the shares of common stock indirectly owned by AIIG though its ownership of equity interests in NetCel360 or the shares of common stock issuable upon conversion of Series A Convertible Notes held be MCP and AIIG or the additional shares of common stock that could be acquired upon the conversion of Series 1-A and Series 2-A Preferred Stock held by MEP, LP and MCP after giving effect to the anti-dilution provisions of the preferred stock in connection with each of the potential issuances that are described below. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances" below for a table showing the shares that would be beneficially owned by Mr. Kramer after giving effect to all of these issuances. Mr. Kramer is also a controlling person of the managing member of the general partner of the managing member of AIIG. In the Amendment to
     Schedule 13D discussed above, Mr. Kramer also takes the position that the issuance of Series A Convertible Notes by us has already triggered an adjustment to the conversion price of the Series 1-A and Series 2-A Preferred Stock and the exercise price of the warrants beneficially owned by him such that each share of Series 1-A Preferred Stock is convertible into 6.3418 shares of common stock and each share of Series 2-A Preferred Stock is convertible into 7.3011 shares of common stock. Accordingly, Mr. Kramer reports beneficial ownership of 4,610,364 shares of common stock, which would represent 17.8% of our outstanding shares as of July 31, 2001. As noted in footnote 1 above, we believe that the anti-dilution provisions of the Series 1-A and Series 2-A Preferred Stock and the warrant will not be triggered until our stockholders approve Proposal Nos. 2, 4 and 5 below.

(3) Includes (a) 19,501 shares of common stock issuable upon the conversion of 19,501 shares of Series 2-A Preferred Stock, (b) 1,697 shares of common stock issuable upon the exercise of warrants, and (c) 78,125 shares of common stock subject to options exercisable within 60 days of July 31, 2001. The amount shown does not include the additional shares that could be acquired upon the conversion of Series 2-A Preferred Stock after giving effect to the anti-dilution provisions of the preferred stock in connection with each of the potential issuances that are described below. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances" below for a table showing the shares that would be beneficially owned by Mr. Waddell after giving effect to all of these issuances.

(4) Includes (i) 19,501 shares of common stock issuable upon conversion of Series 2-A Preferred Stock, (ii) 1,697 shares subject to a warrant, and
     (iii) 83,333 shares of common stock subject to options exercisable within 60 days of July 31, 2001.

(5) Includes 43,957 shares of common stock held by New World Investment Partners, of which Mr. Kamfar is a principal.

(6) The amount shown does not include shares indirectly owned by Mr. Kelly pursuant to his direct and indirect ownership of equity interests in NetCel360. Mr. Kelly informs us that he does not have or share power to vote or to direct the vote, or power to dispose or direct the disposition, of any of the shares held by NetCel360, and that, therefore, none of such shares are beneficially owned by him. Mr. Kelly has also informed us that if NetCel360 were to distribute to its equityholders all of our common stock owned by it as of July 31, 2001, Mr. Kelly would receive approximately 392,995 shares, 1.8% of our total issued and outstanding shares of common stock. The amount shown also does not include 4,672,416 shares of common stock that could have been issued to Mr. Kelly as of July 31, 2001, if we elected to repay the Bridge Loan held by Mr. Kelly by delivering shares of common stock. Since these shares are only issuable at our option, Mr. Kelly does not beneficially own these shares pursuant to SEC Rule 13(d)-3. Also, in accordance with SEC Rule 13(d)-3, the shares do not include 19,321,197 shares of common stock issuable to Mr. Kelly as of July 31, 2001, as a result of Mr. Kelly holding a Series A Convertible Note with a principal amount of $767,414, a Series B Exchangeable Note with a principal amount of $768,750 and a warrant to acquire 3,843,750 shares of common stock. See "Security Ownership of Current Executive Officers And Directors After Giving Effect to the Potential Issuances" below for a table showing the shares that would be beneficially owned by Mr. Kelly after giving effect to all of these issuances.

(7) The amount shown does not include shares indirectly owned by Mr. Smith pursuant to his direct and indirect ownership of equity interests in NetCel360. Mr. Smith has informed us that he does not have or share power to vote or to direct the vote, or power to dispose or direct the disposition, of any of the shares held by NetCel360, and that, therefore, none of such shares are beneficially owned by him. Mr. Smith has also informed us that if NetCel360 were to distribute to its equityholders all of our common stock owned by it as of July 31, 2001, Mr. Smith would receive approximately 181,563 shares, less than 1% of our total issued and outstanding shares of common stock. The amount shown also does not include 2,726,500 shares of common stock that could have been issued to Mr. Smith on July 31, 2001, as a result of Mr. Smith holding a Bridge Loan or 2,413,886 shares of common stock that could have been issued to Mr. Smith as a result of Mr. Smith holding a Series A Convertible Note. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances" below for a table showing the shares that would be beneficially owned by Mr. Smith after giving effect to all of these issuances.

(8) Includes a total of (a) 738,525 shares of common stock issuable upon the conversion of Series 1-A and Series 2-A Preferred Stock and (b) 139,342 shares of common stock subject to options or warrants exercisable within 60 days of July 31, 2001. The amount shown does not include shares of common stock that could be issued upon conversion of Series A Convertible Notes or the exercise of warrants issued to purchasers of our Series B Exchangeable Notes or the additional shares that could be acquired upon the conversion of Series 1-A and Series 2-A Preferred Stock after giving effect to the anti-dilution provisions of the preferred stock in connection with each of the potential issuances that are described below. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances" below for a table showing the shares that would be beneficially owned by executive officers and directors as a group after giving effect to all of these issuances.

PREFERRED  STOCK

Series  1-A  Convertible  Preferred  Stock

     The Series 1-A Preferred Stock votes as a single class with the common stock, with each share entitled to the number of votes equal to that number of shares of common stock into which it would then be converted. The Series 1-A Preferred Stock is currently convertible on a one-for-one basis into common stock. But see footnotes 1 and 2 to the table set forth in "Security Ownership of Certain Beneficial Owners and Management - Common Stock." If Proposal Nos. 2, 4 and 5 below are approved by our stockholders so that the Series A Convertible Notes and the warrants issued to purchasers of our Series B
Exchangeable Note are convertible into shares of common stock, then the anti-dilution provisions of the Series 1-A Preferred Stock will entitle the holders of the Series 1-A Preferred Stock to acquire additional shares of common stock upon conversion of the Series 1-A Preferred Stock.

     The following table sets forth certain information as of July 31, 2001, regarding the beneficial ownership of Series 1-A Preferred Stock by (i) all individuals known to beneficially own 5% or more of our outstanding Series 1-A Preferred Stock, (ii) each of our executive officers listed in the Summary Compensation Table below and each of our directors who own any shares of Series 1-A Preferred Stock and (iii) all of our executive officers and directors as a group, in each case to the best of our knowledge. As of July 31, 2001, there were 1,703,741 shares of Series 1-A Preferred Stock outstanding.

                                                                   Number of Shares   Percent of
Name of Beneficial Owner                                          Beneficially Owned     Class
----------------------------------------------------------------  ------------------  -----------
787, LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . .             191,918       11.26%
  9919 S.E. Fifth Street
  Bellevue, WA 98004

Jefferies Employees Merchant Banking Fund LLD. . . . . . . . . .             136,318        8.00%
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025

Denmore Investments Ltd. . . . . . . . . . . . . . . . . . . . .             115,151        6.76%
  One World Financial Center
  200 Liberty St., Tower A
  New York, NY 10281

Qwest Investment Company . . . . . . . . . . . . . . . . . . . .             115,151        6.76%
  1801 California St.,Suite 5100
  Denver, CO 80202

Fidelity National Title Insurance Company of New York. . . . . .              95,959        5.63%
  3916 State Street, Suite 28
  Santa Barbara, CA 93105

The R S Orphan Fund LP . . . . . . . . . . . . . . . . . . . . .              95,383        5.60%
  388 Market Street Nbr 200
  San Francisco, CA 94111

I. Steven Edelson (1). . . . . . . . . . . . . . . . . . . . . .              94,999        5.58%

Mercantile Equity Partners III LP (2). . . . . . . . . . . . . .              91,161        5.35%
  1372 Shermer Road
  Northbrook, IL 60062

Current executive officers and directors as a group (12 persons)              94,999        5.58%

___________________
(1) Solely in his capacity as (a) a managing member of MEP, LLC and a trustee of the Edelson Family Trust dated September 17, 1997, which is also a managing member of MEP, LLC, and (b) the trustee of the Mercantile Companies Inc. Money Purchase Plan which holds 3,838 shares of Series 1-A Preferred Stock.
(2) These shares are also beneficially owned by MEP, LLC, its general partner, and Michael A. Reinsdorf, as a managing member of MEP, LLC.

Series  2-A  Convertible  Preferred  Stock

     The Series 2-A Preferred Stock votes as a single class with the common stock, with each share entitled to the number of votes equal to that number of shares of common stock into which it would then be converted. The Series 2-A Preferred Stock is currently convertible on a one-for-one basis into common stock. See footnotes 1 and 2 to the table set forth in "Security Ownership of Certain Beneficial Owners and Management - Common Stock." If Proposal Nos. 2, 4 and 5 below are approved by our stockholders so that the Series A Convertible Notes and the warrants issued to purchasers of our Series B Exchangeable Note are convertible into shares of common stock, then the anti-dilution provisions of the Series 2-A Preferred Stock will entitle the holders of the Series 2-A Preferred Stock to acquire additional shares of common stock upon conversion of the Series 2-A Preferred Stock.

     We have agreed to register the shares of common stock underlying the Series 2-A Preferred Stock. Accordingly, we intend to file a registration statement of Form S-3 with the SEC to register these shares.

     The following table sets forth certain information as of July 31, 2001, regarding the beneficial ownership of Series 2-A Preferred Stock by (i) all individuals known to beneficially own 5% or more of our outstanding Series 2-A Preferred Stock, (ii) each of our executive officers listed in the Summary Compensation Table below and each of our directors who own any shares of Series 2-A Preferred Stock and (iii) all of our executive officers and directors as a group, in each case to the best of our knowledge. As of July 31, 2001, there were 1,350,176 shares of Series 2-A Preferred Stock outstanding.

                                                                   Number of Shares   Percent of
Name of Beneficial Owner                                          Beneficially Owned     Class
----------------------------------------------------------------  ------------------  -----------
Mercantile Capital Partners I LP . . . . . . . . . . . . . . . .           624,025(1)       46.22%
  1372 Shermer Road
  Northbrook, IL 60062

I. Steven Edelson. . . . . . . . . . . . . . . . . . . . . . . .           624,025(2)       46.22%
  1372 Shermer Road
  Northbrook, IL 60062

Nathaniel C. A. Kramer . . . . . . . . . . . . . . . . . . . . .           624,025(3)       46.22%
  641 Lexington Avenue
  Suite 1450
  New York, NY 10022

Stonehill Partners LP. . . . . . . . . . . . . . . . . . . . . .             156,006        11.55%
  c/o WHX Corporation
  110 East 59th Street
  New York, NY 10022

Crestview Capital Fund LP. . . . . . . . . . . . . . . . . . . .             132,605         9.82%
  c/o Dillion Capital
  3000 Dundee Road, Suite 105
  Northbrook, IL 60062

Sandford T. Waddell. . . . . . . . . . . . . . . . . . . . . . .              19,501         1.44%
  5740 Ralston St., Suite 110
  Ventura, CA 93003

Current executive officers and directors as a group (12 persons)             643,526        47.66%

____________________
(1) These shares are also beneficially owned by (a) MCG, the general partner of MCP, (b) MCM, a manager of MCG, and (c) Michael A. Reinsdorf, a member of MCP and a member of the Investment Committee of MCM.
(2) Solely in his capacity as a member of MCG and a member of the Investment Committee of MCM.
(3) Solely in his capacity as a member of MCG and a member of the Investment Committee of MCM.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who beneficially own more than ten percent of our common stock, to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our common stock and other equity securities. SEC regulations require all officers, directors and greater than ten-percent stockholders to furnish us with copies of all Section 16(a) forms they file.

     Based solely on the review of the copies of the reports furnished to us or written representations that no other reports were required, we believe that all
Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent stockholders with respect to the fiscal year ending January 31, 2001, were complied with in a timely fashion.


                         EXECUTIVE OFFICER COMPENSATION

     The following summary compensation table sets forth information regarding the compensation for the last three completed fiscal years of (a) the person who served as our Chief Executive Officer during the most recent fiscal year, (b) the mostly highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of January 31, 2001, and whose total annual salary and bonus for the most recent fiscal year exceeded $100,000 and (c) another executive officer who would have been among the highest paid executive officers if he had been an executive officer as of January 31, 2001.

                                            SUMMARY COMPENSATION TABLE

                                                  Annual Compensation     Long-Term Compensation
                                      Fiscal     ---------------------  -------------------------
                                       Year                              Restricted   Securities
Name and                               Ended                               Stock      Underlying      All Other
Principal Position                    Jan. 31,    Salary       Bonus       Awards    Options/SARs    Compensation
------------------------------------  --------  -----------  ----------  ----------  -------------  --------------

+Robert C. McShirley                      2001  $   147,115  $        0           0           0     $   115,000(1)
  Former Chief Executive Officer          2000      114,000           0           0     200,000(2)            0
                                          1999       63,750           0           0      80,000(3)            0

+Richard McShirley                        2001  $   147,115  $        0           0           0     $    48,000(4)
  Former Vice President                   2000      110,250           0           0      85,000(5)            0
                                          1999       90,000           0           0      35,000(6)            0

Sandford T. Waddell(7)                    2001  $   105,629  $        0           0     125,000               0
  Chief Financial Officer                 2000            0           0           0           0               0
                                          1999            0           0           0           0               0

+Ronald Sanderson(8)                      2001  $   104,500  $        0           0           0               0
  Former Vice President of                2000       33,312           0           0     125,000               0
  Marketing                               1999            0           0           0           0               0

+  No  longer  employed  by  us.
(1) Represents the forgiveness of amounts that we had advanced to Robert McShirley and related payments to compensate Mr. McShirley for the tax consequences of the advances.
(2) We granted Mr. McShirley options to purchase 100,000 shares of common stock on May 15, 1999, with an exercise price of $0.75 per share. In addition, on May 15, 1999, we repriced options to purchase 100,000 shares of common stock which we had granted on August 4, 1998.
(3) Represents options granted August 4, 1998, and exercised May 25, 1999. These options originally had an exercise price of $1.25 per share, but we repriced the options to $0.625 per share on May 15, 1999.
(4) Represents the forgiveness of amounts that we had advanced to Richard McShirley and related payments to compensate Mr. McShirley for the tax consequences of the advances.

(5) We granted Mr. McShirley options to purchase 50,000 shares of common stock on May 15, 1999, with an exercise price of $0.75 per share. In addition, on May 15, 1999, we repriced options to purchase 35,000 shares of common stock which we had granted on August 4, 1998.
(6) Represents options granted August 4, 1998, and exercised May 25, 1999. These options originally had an exercise price of $1.25 per share, but we repriced the options to $0.625 per share on May 15, 1999.
(7)  Mr.  Waddell  joined  us  in  March  2000.
(8)  We  employed  Mr.  Sanderson  from  September  1999  to  December  2000.

OPTIONS

     The following table sets forth certain information with respect to each of the executive officers listed in the Summary Compensation Table above concerning individual grants of options to purchase common stock made during the year ended January 31, 2001. Since January 31, 2001, we have granted options, subject to stockholder approval, to five executive officers and directors to purchase 17,321,339 shares of our common stock. See "Proposal No. 6 - New Plan Benefits."

                               OPTION GRANTS IN LAST FISCAL YEAR
                                      (INDIVIDUAL GRANTS)


                                                        % of Total
                                                          Options
                                     Number of Shares   Granted to    Exercise of
Name and                                Underlying     Employees in    Base Price   Expiration
Principal Position                   Options Granted    Fiscal Year    Per Share       Date
-----------------------------------  ----------------  -------------  ------------  ----------
+Robert C. McShirley                                0             0              -           -
   Former Chief Executive Officer

+Richard McShirley                                  0             0              -           -
   Former Vice President

Sandford T. Waddell                           125,000            12%  $       2.50      3/1/10
   Chief Financial Officer

+Ronald Sanderson                                   0             0              -           -
   Former Vice President

----------------------------------------------------------------------------------------------
+  No  longer  employed  by  us.

     The following table sets forth certain information with respect to each of the executive officers listed in the Summary Compensation Table above concerning unexercised options to purchase common stock held as of the end of the fiscal year ended January 31, 2001. None of these executive officers exercised any options to purchase common stock during the fiscal year.

                                FISCAL YEAR-END OPTION/SAR VALUES

                                           Number of Securities
                                                Underlying              Value of Unexercised
                                           Unexercised Options at      In-the - Money Options
Name                                          January 31, 2001           January 31, 2001(1)
----                                          ----------------           -------------------
                                         Exercisable  Unexercisable  Exercisable   Unexercisable
                                         -----------  -------------  ------------  --------------
+Robert C. McShirley
   Former Chief Executive Officer             50,000         50,000  $     75,000  $       75,000

+Richard McShirley
   Former Vice President                      25,000         25,000  $     37,500  $       37,500

Sandford T. Waddell
   Chief Financial Officer                    46,875         78,125             -               -

+Ronald Sanderson
   Former Vice President of Marketing         93,750         31,250  $     36,875  $      110,625
-------------------------------------------------------------------------------------------------

+  No  longer  employed  by  us.
(1) Value is calculated in accordance with SEC rules by subtracting the exercise price per share for each option from the fair market value of the underlying common stock as of January 31, 2001, and multiplying that difference by the number of shares of common stock subject to the option. The fair market value of one share of common stock as of January 31, 2001, was $2.25 per share.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Robert McShirley was appointed to our Compensation Committee in January 2001 upon its formation. At the time, Mr. McShirley was our Chief Executive Officer. However, the Compensation Committee did not meet during the last fiscal year. In June 2001, our board appointed Mr. Kelly, our current Co-Chairman of the Board and Chief Executive Officer, to the Compensation Committee.


                              CERTAIN TRANSACTIONS

NETCEL360  ACQUISITION

     On June 22, 2001, we acquired substantially all of the assets of NetCel360. In connection with the acquisition, we issued 2,774,213 shares of our common stock to NetCel360. Subject to the indemnification provisions of the acquisition agreement with NetCel360, we will issue an additional 935,486 shares to NetCel360 on December 22, 2001. We also assumed approximately $3.7 million of bridge financing secured by assets which we acquired.

     In connection with completing the acquisition, Mr. Kelly was appointed our Co-Chairman and Chief Executive Officer. Prior to the acquisition, Mr. Kelly was the Chief Executive Officer and Chairman of NetCel360. Mr. Kelly has informed us that he owns 14.2% of the economic interest in NetCel360 through his direct ownership of 1,022,760 Series C Shares of NetCel360 and indirect ownership of 33.7% of Total E-Commerce Limited, which owns 3,333,333 Series A Shares and 10,000,000 common shares of NetCel360. Mr. Kelly held Bridge Loans with an aggregate principal amount of $1,882,987 that we assumed at the closing of the acquisition. On June 25, 2001, we repaid to Mr. Kelly $200,000 in principal amount of Bridge Loans, and Mr. Kelly surrendered $762,500 in principal amount of Bridge Loans in exchange for a Series A Convertible Note. As of July 31, 2001, Mr. Kelly held a Bridge Loan with a principal amount of $920,487.

     In connection with completing the acquisition, Mr. Smith was appointed our Vice Chairman and Chief Strategy Officer. Prior to the acquisition, Mr. Smith was NetCel360's Vice Chairman. Mr. Smith has informed us that he owns 6.5% of the economic interest in NetCel360 through his direct ownership of 596,820 Series C Shares of NetCel360 and indirect ownership of 12.25% of Total E-Commerce, which, as described above, owns shares of NetCel360. In addition, Mr. Smith held Bridge Loans with an aggregate principal amount of $774,632 that we assumed at the closing of the acquisition. On June 25, 2001, he surrendered $237,500 in principal amount of Bridge Loans in exchange for a Series A Convertible Note. As of July 31, 2001, Mr. Smith held a Bridge Loan with a principal amount of $537,132.

     Asia Internet Investment Group I, LLC has informed us that it owns equity interests in NetCel360 representing, in the aggregate, approximately 3.2% of the economic interest in NetCel360 and that it held Bridge Loans with an aggregate principal amount of $294,012, which we assumed at the closing of the acquisition. On July 13, 2001, Asia Internet Investment Group surrendered $250,000 in principal amount of Bridge Loans in payment for a Series A Convertible Note. As of July 31, 2001, it held a Bridge Loan with a principal amount of $44,012. Mr. Edelson and Mr. Kramer share indirect control of the general partner of Asia Internet Investment Group.

FINANCING  AGREEMENTS

     On June 25, 2001, we entered into a Convertible Note Purchase Agreement pursuant to which we sold Series A Convertible Notes to a group of lenders including Mr. Kelly, Mr. Smith, another of our executive officers and a fund managed by Messrs. Edelson and Kramer. The Series A Convertible Notes bear interest at a rate of 10% per annum and mature on June 30, 2003. In addition, the notes are convertible, at the holder's option, into shares of our Series 3-A Preferred Stock.

     Mr. Kelly holds a Series A Convertible Note with a principal amount of $767,414, and Mr. Smith holds a Series A Convertible Note with a principal amount of $239,030. John Cantillon, our Senior Vice President, holds a Series A Convertible Note with a principal amount of $1,000,000. Asia Internet Investment Group holds a Series A Convertible Note with a principal amount of $251,151, and Mercantile Capital Partners I, L.P. holds a Series A Convertible Note with a principal amount of $1,300,000. Messrs. Edelson and Kramer share indirect control of the general partners of each of Asia Internet Investment Group and Mercantile Capital Partners I.

     On July 12, 2001, we entered into an Exchangeable Note and Warrant Purchase Agreement pursuant to which we sold Series B Exchangeable Notes and warrants to a group of purchasers including Mr. Kelly and Mr. Cantillon. The Series B Exchangeable Notes bear interest at a rate of 10% per annum and mature on June 30, 2003. In addition, the purchasers of the Series B Exchangeable Notes received upon issuance a transaction fee of 2.5% of the total principal amount of their Series B Exchangeable Notes. If the outstanding principal and interest on the Series B Exchangeable Notes is not paid in full before February 15, 2002, the notes may be exchanged, at the holder's option, for Series A Convertible Notes. The exercise price for the warrants is $0.10 per share.

     Mr. Kelly holds a Series B Exchangeable Note with a principal amount of $768,750 and a warrant to purchase 3,843,750 shares of common stock. Mr. Cantillon holds a Series B Exchangeable Note with a principal amount of $512,500 and a warrant to purchase 2,562,500 shares of common stock.

NOTES  RECEIVABLE

     We have unsecured notes receivable from the following former and current executive officers and directors: Robert McShirley, Richard McShirley, and Messrs. Bradt, Turner and Waddell. The following table indicates with respect to each of these executive officers and directors the largest aggregate amount of debt outstanding during the fiscal year ended January 31, 2001, and the aggregate amount of debt outstanding as of July 31, 2001.

                     Largest Total Debt   Total Debt
                     During FYE 1/31/01  as of 7/31/01
                     ------------------  -------------

Robert McShirley                483,732              0
Richard McShirley               152,405        125,905
Samuel Bradt                     14,726         11,053
P. Scott Turner                 177,169              0
Sandford T. Waddell             126,161        130,381


     Certain of these notes, with an aggregate principal amount of $178,798, were issued to us in connection with the exercise of 636,100 stock options in May 1999 by Robert McShirley, Richard McShirley and Mr. Bradt, each of whom resigned from the Company in March 2001. As of July 31, 2001, notes remained outstanding for Richard McShirley and Mr. Bradt and were unsecured, due on demand and bore interest at an annual rate of 6%.

     Additional notes, with an aggregate principal amount of $248,000, were issued to us in September 2000 in connection with the issuance of 19,501 shares of Series 2-A Preferred Stock to each of Sandford Waddell, our Chief Financial Officer, and P. Scott Turner, our former Chief Operating Officer. These notes are secured by the shares of related stock and when originally issued bore interest at an annual rate of 8%. The total outstanding principal balance of Mr. Waddell's note at January 31, 2001, was $124,000, and the total outstanding principal balance of Mr. Turner's note at January 31, 2001, was $124,000.

     On March 8, 2001, in connection with Mr. Turner's resignation, the terms of Mr. Turner's note were revised to change the maturity date from September 18, 2003, to 90 days from his last day of employment and to limit our recourse solely to the shares of Series 2-A Preferred Stock and related warrants securing Mr. Turner's obligations under his note. In addition, this note was combined with another note in principal amount of $50,000 representing amounts borrowed from us in October 2000 and originally subject to a two-year promissory note due on October 12, 2002, also bearing interest at a rate of 8% per annum. On June 28, 2001, we demanded payment in full on the combined note, and, thereafter, we exercised our rights against the collateral securing Mr. Turner's obligations and took possession of the Series 2-A Preferred Stock and warrants which secured the note.

     On July 6, 2001, the terms of Mr. Waddell's note were revised to change the maturity date from September 18, 2003, to July 6, 2002, and to limit our recourse solely to the shares of Series 2-A Preferred Stock securing Mr. Waddell's obligations under his note.

     In October 2000, Robert McShirley borrowed $400,000 from us in exchange for a secured ninety-day promissory note which bears interest at a rate of 8% per annum and was due on January 9, 2001. The note receivable from Mr. McShirley is collateralized by 300,000 shares of our common stock held by Mr. McShirley as our sole recourse. In late October 2000, Mr. McShirley repaid the Company $250,000 of the original balance, leaving a balance of $150,000. On January 30, 2001, the Board of Directors approved an extension of this note for 90 days. On March 8, 2001, in connection with Mr. McShirley's resignation, the terms of the note were extended to August 27, 2001, and all notes issued to us by Mr. McShirley were collectively collateralized by 300,000 shares of common stock held by Mr. McShirley as our sole recourse. Effective July 31, 2001, Mr. McShirley transferred to us 300,000 shares of our common stock, and we cancelled the note.

OTHER  TRANSACTIONS

     In connection with the issuance of our Series 1-A Preferred Stock, on July 7, 2000, we issued to New World Investment Partners a warrant to purchase 60,000 shares of our common stock. Following the issuance of the warrant, Mr. Kamfar, who is a principal of New World Investment Partners, was elected to our Board of Directors. New World Investment Partners received 43,957 shares of common stock pursuant to a cashless exercise of the warrant effective in December 2000.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During the last fiscal year, the Board of Directors set the salaries and other compensation of our executive officers and certain other key employees and administered the Company's stock option and other executive officer equity and bonus plans. Although the board formed a Compensation Committee in January 2001, the committee did not meet during the last fiscal year.

GENERAL  COMPENSATION  POLICY

     For the fiscal year ended January 31, 2001, the Board of Directors determined the base salary for executive officers, other than for the Chief Executive Officer, based largely on recommendations by the Company's Chief Executive Officer. The goal of the Board of Directors' compensation policy during the last fiscal year was to retain, motivate and reward management through the Company's compensation policies and awards. Generally, compensation of executive officers is designed to be competitive, to reward exceptional performance and to align the interest of executive officers with the interests of stockholders. The Board of Directors has approved compensation policies consistent with these goals and has directed the Compensation Committee to supervise the implementation of these policies.

     The  compensation  program for executives consists of three basic elements:

     -    a base salary;

     -    performance-based bonuses; and

     -    periodic grants of stock options.

     Base Salary. Base salary is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity and profitability taking into account the position involved and the level of the executive's experience. In addition, consideration is given to other factors, including an officer's contribution to the Company as a whole.

     Bonus Compensation. Although over the past five years the Company has not generally awarded cash bonuses to its executive officers, the board believes that cash bonuses will be an important part of executive officers' compensation for following fiscal years. The actual amount to be awarded to an executive officer will be contingent upon the Company meeting specified company goals and the officer meeting specified individual goals, with Company performance having heavier weighting in the calculation of an executive officer's bonus.

     Long Term Incentives. Currently, stock options are the Company's primary long-term incentive vehicle. Substantially all of the Company's employees are eligible for stock option awards on an annual basis. Whether an award is made, and the size of the award, is based on position, responsibilities and company and individual performance. During the fiscal year ended January 31, 2001, we awarded stock options only to one executive officer, Sandford Waddell, the Company's Chief Financial Officer.

     The Compensation Committee will review annually the annual and long-term compensation of all the executives and employees to assure that all of the executives and employees continue to be properly motivated to serve the interests of the Company's stockholders.

     Federal tax law establishes certain requirements in order for requirements in order for compensation exceeding $1 million earned by certain executives to be deductible. Because the total compensation for any executive officer is below the $1 million threshold, the board has not had to address the issues relative thereto.

EXECUTIVE COMPENSATION FOR THE FISCAL YEAR ENDED JANUARY 31, 2000

     Robert McShirley served as the Company's Chief Executive Officer during the fiscal year ended January 31, 2001. For the fiscal year ended January 31, 2001, Mr. McShirley received a salary of $147,115. In addition, we forgave the repayment of a promissory note in the principal amount of $75,000 issued by Mr.

McShirley to the Company on January 31, 2000, which amount had represented amounts that had been advanced to Mr. McShirley over three years, and the Company paid withholding taxes of approximately $40,000 to compensate him for the tax consequences of the forgiveness of the advanced amount. The current Board of Directors, as well as the current members of the Compensation Committee, believe that Mr. McShirley's salary and other compensation, as well as the salaries of other executive officers and the stock option grant for Mr. Waddell for the fiscal year ended January 31, 2001, were determined in a manner generally consistent with the factors described above.

                                   Scott  T.  Behan
                                   I.  Stephen  Edelson
                                   Ramin  Kamfar
                                   Nathaniel  C.A.  Kramer
                                   Robert  N.  Schwartz,  Ph.D.

                          REPORT OF THE AUDIT COMMITTEE

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Annex II), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that the financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with Grant Thornton LLP, our independent auditors for fiscal 2001, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Grant Thornton LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Grant Thornton LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Grant Thornton LLP has discussed its independence with us, and has confirmed in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Stockholders, we recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to the financial statements.

                                     Scott  T.  Behan
                                     Ramin  Kamfar
                                     Robert N. Schwartz, Ph.D.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective July 31, 2001, we engaged PricewaterhouseCoopers LLP to audit our financial statements for the fiscal year ending January 31, 2002. Our former accountants, Grant Thornton LLP, ceased their role as our independent accountants on July 10, 2001. The Audit Committee recommended, and the Board of Directors approved, the engagement of PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers is expected to attend the annual meeting.

     Grant Thornton LLP's report, dated April 13, 2001 (except for Note 13 to the financial statements, as to which the date is May 3, 2001 and except for
Note 14, as to which the date is September 24, 2001), on the consolidated financial statements as of and for the years ended January 31, 2001 and 2000 contained an additional paragraph adding emphasis to the matter of our ability to continue as a going concern. Prior to our engagement of Grant Thornton LLP in February 2000, our auditors were Lucas, Horsfall, Murphy & Pindroh, LLP. Lucas, Horsfall, Murphy & Pindroh, LLP's report, dated May 15, 1999 (except for Note 10 to the financial statements which is as of September 3, 1999), on the consolidated financial statements as of and for the years ended January 31, 1999 and 1998 contained an additional paragraph adding emphasis to the matter of our ability to continue as a going concern.

     During our two most recent fiscal years and any subsequent interim period, there were no disagreements between us and either Grant Thornton LLP or Lucas, Horsfall, Murphy & Pindroh, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP or Lucas, Horsfall, Murphy & Pindroh, LLP, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2001

     Audit Fees. Audit fees billed to us by Grant Thornton LLP during the fiscal year ended January 31, 2001, for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-Q totaled $79,795. In addition to the audit of our financial statements, we engaged Grant Thornton LLP to audit the financial statements of Online Technology Transactions, Inc., which we acquired in January 2001. The fees for this audit were $49,043.

     Financial Information Systems Design and Implementation Fees. There were no financial information systems design and implementation fees billed to us by Grant Thornton LLP during the fiscal year ended January 31, 2001.

     All Other Fees. The aggregate of "All Other Fees" billed to us by Grant Thornton LLP during the fiscal year ended January 31, 2001, for non-audit services totaled $83,314. This figure includes fees billed for due diligence and other advisory services related to the acquisition of Online Technology Services, consent procedures in connection with our registration statement on Form SB-2 filed with the SEC on December 29, 2000, participation at our 2000 annual meeting of shareholders, preparation of tax returns and other miscellaneous services.

     The Audit Committee has advised us that it has determined that the non-audit services rendered by our independent auditors during our most recent fiscal year are compatible with maintaining the independence of the auditors.

                COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

     The following graph compares the cumulative total stockholder return on our common stock on February 1, 1996, and as of the end of each fiscal year through January 31, 2001, with the cumulative total return of the Nasdaq Composite Index, the Amex Internet Index and the Morgan Stanley High Tech Index. This graph assumes the investment of $100 on February 1, 1996, in our common stock, the Nasdaq Composite Index, the Amex Internet Index and the Morgan Stanley High Tech Index and the reinvestment of dividends. No dividends have been declared or paid on our common stock during the period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

     In our proxy statement distributed to stockholders in connection with last year's annual meeting, we presented a graph comparing the cumulative total stockholder return on our common stock with the cumulative total return of the Amex Internet Index. We no longer believe that the Amex Internet Index represents a relevant industry index with which to compare our stock price performance. We are an outsourcing company driven by technology, and our client base is heavily technology oriented. Accordingly, we believe that a better comparison of our stock price performance can be made with a technology oriented index like the Morgan Stanley High Technology Index, rather than an Internet specific index.


                               [GRAPHIC OMITED]

              EDGAR REPRESENTATION OF POINTS USED IN PRINTED GRAPHIC

                                1996    1997     1998     1999     2000     2001
                                -----  -------  -------  -------  -------  -------
Vsource, Inc.. . . . . . . . .  $ 100  $ 32.42  $ 26.24  $ 80.00  $607.52  $ 90.00
Nasdaq Composite Index . . . .    100   129.02   151.42   234.31   368.04   259.26
Amex Internet Index. . . . . .    100   111.81   118.65   342.17   689.02   401.34
Morgan Stanley High Tech Index    100   125.04   143.50   316.49   538.71   481.82

                                 PROPOSAL NO. 2

                 AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
              TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK AND TO
           INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     Stockholders are being asked to approve amendments to Article 4 of our certificate of incorporation, which would:

     (a) not effect a reverse split but which would increase the authorized number of shares of our common stock from 100,000,000 shares to 500,000,000 shares; or

     (b) effect a reverse split of our outstanding common stock at an exchange ratio of five-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

     (c) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

     (d) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one with no increase in the authorized number of shares of common stock; or

     (e) effect a reverse split of our outstanding common stock at an exchange ratio of fifteen-for-one with no increase in the authorized number of shares of common stock.

     If the stockholders approve this Proposal No. 2, at any time before the 2002 annual meeting of stockholders the board would have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to implement any of these amendments. The Board of Directors believes that approval of a proposal granting this discretion to the board provides the board with maximum flexibility to react to current market conditions and, therefore, to act in the best interests of the Company and its stockholders.

     Copies of the proposed amendments are attached to this proxy statement as Annex I.

REASONS FOR THE REVERSE STOCK SPLIT

     Our primary purpose in considering a reverse stock split is to increase the trading price of our common stock. We believe a higher trading price could be in the best interests of our stockholders for a number of reasons. For example, a higher price will facilitate our efforts to maintain the continued listing of our common stock for quotation on the Nasdaq Stock Market. On April 24, 2000, the Nasdaq Stock Market notified us that we would not remain eligible for continued listing on Nasdaq unless our common stock demonstrated compliance with Nasdaq's $1.00 minimum bid price requirement during the 90-day period ending July 23, 2001. On July 24, 2001, Nasdaq notified us that our stock price did not maintain compliance with Nasdaq's minimum bid price requirement during that period. On July 26, 2001, we requested a panel hearing before Nasdaq as permitted by applicable Nasdaq procedures. Our hearing was held on September 28, 2001. At the hearing, we presented a plan to achieve near term compliance with the continued listing requirements and to sustain our compliance over an extended period of time, including a plan to effectuate a reverse stock split of our common stock. However, there is no assurance that we will not be delisted as a result of the panel hearing.

     Our continued listing on Nasdaq is subject to maintaining a closing bid price at or above $1.00 per share over a sustained period as well as demonstrating compliance with all of the other Nasdaq continued listing requirements. The board believes that if the proposed amendment is approved at the annual meeting and the reverse stock split is effected, we should regain compliance with the $1.00 per share minimum bid price required to remain listed on Nasdaq. However, we cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding, or that any rise in our trading price will be maintained for any period of time. In addition, Nasdaq stated at the panel hearing that it believes that our acquisition of NetCel360 was a "reverse merger." If our acquisition of NetCel360 is deemed a "reverse merger," we would be required to submit a new listing application to Nasdaq and meet all of the requirements for new listings. We would not be able to meet these requirements. Finally, Nasdaq also stated at the panel hearing that it believes that we have failed to maintain the minimum net tangible assets required by Nasdaq. Therefore, even if we are not delisted for failure to maintain Nasdaq's minimum bid price requirement, we cannot assure that we will meet all of Nasdaq's other continued listing criteria.

     Delisting from Nasdaq would likely decrease the liquidity of our common stock, which could reduce the trading price and increase the transaction costs of trading shares of our common stock. If our common stock were to be delisted from Nasdaq, it would likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the OTC Bulletin Board maintained by Nasdaq. If our common stock is listed on the OTC Bulletin Board or the pink sheets, then the spread between the bid and ask price of shares of the common stock is likely to be greater than at present, and stockholders may experience a greater degree of difficulty engaging in trades of shares of our common stock.

     If Nasdaq decides to delist our common stock, it may do so prior to the annual meeting. However, even if we are delisted, the board may elect to effect a reverse stock split for reasons unrelated to our continued listing on Nasdaq. The board believes that the present market price of our common stock makes it less attractive to members of the financial community and the investing public. Many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Certain policies and practices of the securities industry also may tend to discourage individual brokers within brokerage firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low priced stock because the brokerage commission on a sale of low priced stock generally represents a higher percentage of the sales price than the commission on higher priced issues. A reverse stock split may lessen these adverse effects if it results in a higher price per share of the common stock.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

     The immediate effect of a reverse stock split would be to reduce the number of shares of common stock outstanding. This could potentially impact the liquidity of our common stock on Nasdaq, especially in the case of larger block trades. A reverse stock split should also result in an increase in the trading price of our common stock. However, the effect of any reverse stock split upon the market price of our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the thresholds required by Nasdaq, or that we will be able to continue to meet the other continued listing requirements of Nasdaq. The trading price of our common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

     Effects on Ownership by Individual Stockholders. If we implement a reverse stock split, the number of shares of common stock held by each stockholder would be reduced by dividing the number of shares held immediately before the reverse split by the exchange ratio, and then rounding down to the nearest whole share.

     The following table reflects the number of shares of common stock that would be outstanding as a result of each proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 21,275,388 shares of common stock outstanding as of the record date for the annual meeting:

                                              Shares of
          Proposed Reverse   Percentage   Common Stock to be
          Stock Split Ratio   Reduction      Outstanding
          -----------------  -----------  ------------------
               5 for 1          80.0%          4,255,077
              10 for 1          90.0%          2,127,538
              15 for 1          93.3%          1,418,359

     We will pay cash to each stockholder in lieu of any fractional interest in a share to which such stockholder would otherwise be entitled as a result of the reverse split, as described in further detail below. The reverse stock split would affect our common stock uniformly and would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.

     Effect on Preferred Stock, Options, Warrants and Other Securities. In addition, if we implement a reverse stock split all outstanding shares of preferred stock, options, warrants, notes, debentures and other securities entitling their holders to purchase shares of our common stock would be adjusted, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument. None of the other rights currently accruing to holders of the common stock, preferred stock, options, warrants, notes, debentures or other securities convertible into common stock, would be affected by the reverse stock split.

     Other Effects on Outstanding Shares. The reverse stock split may result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots may be higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

PROCEDURE  FOR  EFFECTING  THE  REVERSE  STOCK  SPLIT  AND  EXCHANGE  OF  STOCK
CERTIFICATES

     If our stockholders approve the proposed amendments to our certificate of incorporation, the Board of Directors may elect whether or not to declare the reverse stock split at any time before the 2002 annual meeting of our stockholders. The reverse stock split would be implemented by filing the amendment to our certificate of incorporation with the Delaware Secretary of State, and the reverse stock split would become effective on the date of the filing.

     As of the effective date of a reverse stock split, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split.

     We expect that our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock would be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded down to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

FRACTIONAL  SHARES

     We will not issue fractional shares in connection with a reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded down to the nearest whole share. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the effective date of the reverse stock split.

NO  APPRAISAL  RIGHTS

     No appraisal rights are available under the Delaware General Corporation Law or under our certificate of incorporation or bylaws to any stockholder who dissents from this proposal. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

ACCOUNTING  CONSEQUENCES

     The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced to in proportion with the exchange ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding.

U.S.  FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a summary of material U.S. federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

     Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. Stockholders who receive cash upon redemption of their fractional share interests in the shares as a result of the reverse stock split will generally recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The U.S. federal income tax liabilities generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

     Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

AUTHORIZED  SHARES  OF  COMMON  STOCK

     Certain of the proposed amendments to our certificate of incorporation would also increase the authorized number of shares of common stock from 100,000,000 shares to either 200,000,000 shares or 500,000,000 shares. In all of the proposed amendments, the authorized number of shares of preferred stock will remain unchanged. If this proposal is approved and the board elects to implement a reverse stock split of our issued and outstanding shares of common stock, the number of shares of common stock available for issuance would further increase due to the reverse stock split.

     The board believes that it is advisable for the Company to have available authorized common stock to provide us with financial and strategic flexibility and to enable us to take advantage of opportunities that may present themselves, such as future acquisitions of businesses or assets. In addition, an increase in the available authorized shares could provide a source of financial liquidity to us by allowing us to directly sell the common stock or other securities convertible into common stock and, as described below, would allow us to discharge or convert to equity certain of our existing debt obligations. Additional authorized shares could also be used to increase the number of shares available for issuance under our employee benefit plans.

EFFECTS OF FAILURE TO RECEIVE STOCKHOLDER APPROVAL

     As described in Proposal No. 3 below, we have the option to discharge our obligations under the Bridge Loans by issuing shares of our common stock. If this Proposal No. 2 and Proposal No. 3 are approved by our stockholders, we currently intend to exercise this option and issue these shares. In addition, as described in Proposal Nos. 4 and 5 below, the holders of our Series 3-A Preferred Stock and the warrants issued in connection with the Exchangeable Note and Warrant Purchase Agreement have the right to require us to redeem their Series 3-A Preferred Stock and warrants for cash if we do not have effective an amendment to our certificate of incorporation increasing the authorized shares of our common stock to at least 200,000,000 shares by February 15, 2002, or meet certain other requirements. If we are required to redeem these securities we will be required to pay holders of the Series 3-A Preferred Stock an amount in cash equal to three times the original issue price plus all accrued and unpaid dividends and will be required to pay the holders of the warrants an amount in cash equal to three times their exercise price. However, if the proposals set forth in this proxy statement are approved, the holders of our Series 3-A Preferred Stock and these warrants will not be entitled to redeem their securities for cash, but instead will have the ability to receive our common stock upon conversion of the Series 3-A Preferred Stock and exercise of the warrants. Each of these events will result in an adjustment to the conversion price of our Series 1-A and Series 2-A Preferred Stock that will increase the number of shares of our common stock that such holders are entitled to acquire upon conversion of that preferred stock.

     We have also announced our intent to complete a rights offering to raise additional capital and are considering attempting to sell up to an additional $6.8 million in principal amount of our Series 3-A Convertible Notes. If either of these financings are completed, it would result in an additional adjustment to the conversion price of the Series 1-A and Series 2-A Preferred Stock. There can, however, be no assurances that we will be successful in completing either of these financings or otherwise raising additional funds.

     We will not have enough authorized shares of common stock to complete all of these transactions unless this Proposal No. 2 is approved by our stockholders.

     In addition, if this proposal is not approved, we also would not have enough authorized shares of common stock to grant stock options and stock awards or issue shares of common stock under the 2001 Stock Option/Stock Issuance Plan which is the subject of Proposal No. 6 or to issue shares of common stock to employees under the Employee Stock Purchase Plan which is the subject of Proposal No. 7. Without the ability to implement such programs, we would have to seek alternative forms of compensation incentives in order to retain existing employees and attract new employees. We cannot assure you that we would be successful in identifying any alternative forms of compensation, or that existing or new employees would accept them.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 3

                    ISSUANCE OF COMMON STOCK TO DISCHARGE OUR
                  OBLIGATIONS UNDER THE BRIDGE LOAN AGREEMENT

     In connection with our acquisition of substantially all of the assets of NetCel360, we assumed NetCel360's obligations under the Bridge Loan Agreement. As of July 31, 2001, $2.25 million in original principal amount of Bridge Loans remained outstanding. We have the option, as described below, to discharge all of our obligations in respect of the Bridge Loans by delivering shares of our common stock to the lenders at a price of $0.20 per share. We are asking our stockholders to approve of the issuance of these shares of common stock to the lenders of the Bridge Loans.

     Nasdaq Rule 4350 requires Nasdaq listed companies to obtain shareholder approval prior to engaging in certain transactions involving the sale, issuance or potential issuance of common stock or securities convertible into common stock equal to 20% or more of the common stock or voting power outstanding before the issuance. We did not seek stockholder approval of our acquisition of substantially all of the assets of NetCel360, pursuant to which we assumed the Bridge Loan, because we issued only 19.9% of our outstanding shares of common stock in connection with the acquisition. However, Nasdaq has informed us that the issuance of shares of common stock to NetCel360, together with the potential issuance of shares of common stock to discharge the Bridge Loans and the potential issuance of common stock upon conversion of our Series 3-A Preferred Stock and exercise of the warrants issued in connection with the Series B Exchangeable Notes, violated Rule 4350.

     In June, we requested that Nasdaq grant us an exception to the stockholder approval provisions of Rule 4350 on the grounds that the delay in obtaining stockholder approval prior to entering into the transactions would have seriously jeopardized our financial viability. Our Audit Committee expressly approved of our attempt to rely on this exception. On September 12, 2001, Nasdaq denied our request for this exception because Rule 4350 requires a listed company to provide notice of its intention to rely on the exception to its stockholders at least 10 days prior to issuing the securities. Due to the exigent circumstances surrounding our acquisition of substantially all of the assets of NetCel360 and the sale of our Series A Convertible Notes and Series B Exchangeable Notes, we did not provide this notice prior to issuing the related securities. However, Nasdaq has informed us that it will not take any enforcement action with respect to our failure to comply with the rule because we acted in good faith after consultation with Nasdaq prior to entering into the transactions and we have agreed to provide this notice in this proxy statement and not to issue any additional shares of common stock (or securities convertible into shares of common stock) in connection with these transactions until at least 10 days after giving this notice.

DESCRIPTION  OF  BRIDGE  LOANS

     The following is only a summary of the material terms of the Bridge Loans made under the Bridge Loan Agreement. You are referred to and encouraged to read the entire Bridge Loan Agreement, which was filed by us with the SEC as an exhibit to our current report on Form 8-K dated June 22, 2001. See "Where You Can Find Additional Information."

     Interest. Bridge Loans bear interest at 5% per annum. Interest on the Bridge Loans is due and payable when the loans mature or are otherwise repaid.

     Maturity. Unless previously paid or discharged, the Bridge Loans mature on December 31, 2001.

     Security. We and NetCel360 Sdn Bhd, our Malaysian subsidiary, have guaranteed the obligations of NetCel360.com, now known as Vsource (CI) Ltd., under the Bridge Loan Agreement. NetCel360 Sdn Bhd has also granted the lenders of the Bridge Loans a security interest in all of its assets to secure its guarantee obligations under the Bridge Loan Agreement. The debenture granting the security interest contains standard covenants which, among other things, restricts NetCel360 Sdn Bhd's ability to sell its assets.

     Payment of Bridge Loans with Stock. We have the option of using shares of our common stock to discharge all of our obligations in respect of the Bridge Loans. In order to exercise this option, we must deliver to the lenders of the Bridge Loans a number of shares of common stock equal to the aggregate principal amount of all Bridge Loans then outstanding, plus accrued and unpaid interest, divided by $0.20. The $0.20 exchange price is subject to adjustment in the event of stock splits or combinations; certain dividends and distributions; reorganizations, mergers, consolidations or sales of assets; or a sale of shares of common stock below $0.10 a share.

     Prior to giving effect to any of the proposed reverse stock splits, we would have needed to issue 11,421,062 shares of common stock if we had exercised the option to discharge all of our obligations in respect of the Bridge Loans by the issuance of common stock as of July 31, 2001. If we exercise this option, the current holders of our common stock will be diluted. See "Security Ownership of Current Executive Officers and Directors After Giving Effect to the Potential Issuances."

     Notwithstanding the foregoing, if we have cash and cash equivalents of $7 million or more on the date that we give notice of our intention to exercise the stock repayment option, certain of the lenders of the Bridge Loans (which hold Bridge Loans in an aggregate principal amount of $748,369) have the right to receive, in lieu of shares of common stock, a cash payment in an amount equal to 50% of the principal and accrued interest under those lenders' Bridge Loans. Any cash payment due to these lenders pursuant to this cash repayment option is not due until six months after the date that the lender makes its election to receive cash.

     Lenders. The Lenders of the Bridge Loans include Mr. Kelly, Mr. Smith and a fund associated with Messrs. Edelson and Kramer. Mr. Kelly holds $920,487 in principal amount of the Bridge Loans, Mr. Smith, holds $537,132 in principal amount of the Bridge Loans, and Asia Internet Investment Group holds $44,012 in principal amount of Bridge Loans. As previously discussed, Messrs. Edelson and Kramer are managers of the general partner of Asia Internet Investment Group.

     Registration Rights. The Bridge Loan Agreement provides that if we elect to use our common stock to discharge our obligations under the Bridge Loan Agreement, then we will provide certain registration rights to the holders of that common stock. We have agreed to file a registration statement covering the resale of these shares within the later of December 22, 2001, and one month after an issuance of our common stock pursuant to the Bridge Loan Agreement. We will be required to pay the expenses of this registration, including the fees and expenses of one counsel to the holders of the shares, and to provide customary indemnification.

EFFECTS OF FAILURE TO RECEIVE STOCKHOLDER APPROVAL

     The Board of Directors will consider the failure of stockholders to approve this proposal when deciding whether to issue common stock to repay our obligations under the Bridge Loan Agreement. However, even if the stockholders fail to approve this proposal, the board may decide to repay our obligations under Bridge Loan Agreement with common stock. If we do not elect to use our common stock to discharge the Bridge Loans, but instead exercise our option to repay the loans with cash, then we must pay the lenders of the Bridge Loans an amount equal to the outstanding principal, plus accrued and unpaid interest thereon, on December 31, 2001.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF COMMON STOCK TO DISCHARGE OUR OBLIGATIONS UNDER THE BRIDGE LOANS.

                                 PROPOSAL NO. 4

     ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES 3-A PREFERRED STOCK

     Pursuant to a Convertible Note Purchase Agreement dated June 25, 2001, we issued approximately $4.56 million in principal amount of Series A Convertible Notes. We issued $1.26 million of these Series A Convertible Notes in exchange for Bridge Loans held by Mr. Kelly, Mr. Smith and Asia Internet Investment Group, and the remainder for cash. Under the terms of the Convertible Note Purchase Agreement, we may sell up to an aggregate of $11.5 million in principal amount of Series A Convertible Notes during the 120 day period following June 25, 2001. We may attempt to sell up to an additional $6.8 million in principal amount of Series A Convertible Notes during this time. The Series A Convertible Notes are convertible into shares of our Series 3-A Preferred Stock. Under certain circumstances described below, Series 3-A Preferred Stock is convertible into shares of our common stock.

     On July 12, 2001, we issued $4.25 million in principal amount of Series B Exchangeable Notes pursuant to an Exchangeable Note and Warrant Purchase Agreement. Under certain circumstances discussed below, the Series B Exchangeable Notes are exchangeable for shares of our Series A Convertible Notes, which also would be convertible into Series 3-A Preferred Stock.

     We did not seek prior shareholder approval in connection with issuing the Series A Convertible Notes and the Series B Exchangeable Notes, as required by the stockholder approval provisions of Nasdaq Marketplace Rule 4350, but instead requested that Nasdaq grant us an exception on the grounds that the delay in obtaining stockholder approval would have seriously jeopardized our financial viability. Nasdaq denied our request for this exception but informed us that it would not take any enforcement action with respect to our failure to comply with the rule. See "Proposal No. 3 - Issuance of Common Stock To Discharge Our Obligations Under the Bridge Loan Agreement" for a more complete discussion of this issue.

     In connection with the sales of Series A Convertible Notes, Series B Exchangeable Notes and the warrants, we agreed to use our reasonable efforts to obtain stockholder approval of the issuance of our common stock upon conversion of the Series 3-A Preferred Stock. The Board of Directors is asking stockholders to approve the issuance of common stock upon conversion of the Series 3-A Preferred Stock that may be issued pursuant to the conversion of Series A Convertible Notes, including any Series A Convertible Notes issued in exchange for Series B Exchangeable Notes.

DESCRIPTION  OF  SERIES  A  CONVERTIBLE  NOTES

     The following is only a summary of the material terms of the Convertible Note Purchase Agreement and the Series A Convertible Notes. You are referred to and encouraged to read the entire Convertible Note Purchase Agreement, including the form of Series A Convertible Note and the certificate of designation for the Series 3-A Preferred Stock, all of which were filed as exhibits to our current report on Form 8-K dated June 29, 2001. See "Where You Can Find Additional Information."

     Guaranties. Our obligations under the Convertible Note Purchase Agreement and the Series A Convertible Notes are unconditionally and irrevocably guaranteed by two of our subsidiaries, NetCel360 Sdn Bhd and Vsource (CI) Ltd. (formerly known as NetCel360.com Ltd.).

     Interest. The Series A Convertible Notes bear interest at 10% per annum, compounded quarterly. Interest is due and payable on the date the notes mature unless the notes are repaid or exchanged before that date.

     Maturity. Unless previously paid or discharged, the Series A Convertible Notes mature on June 30, 2003.

     Prepayment. The Series A Convertible Notes may not be prepaid by us unless the holders of 75% of the aggregate principal amount of the Series A Convertible Notes consent to the prepayment.

     Subordination. We may not repay the Series A Convertible Notes unless all amounts owed to the lenders of the Bridge Loans have been repaid in full.

     Covenants. The Convertible Note Purchase Agreement contains covenants restricting our activities as well as those of the guarantors that include limitations on our ability and the ability of the guarantors to issue additional indebtedness, dispose of assets, amend our or their charter and bylaws, redeem or repurchase securities, pay dividends and make loans or other advances. These covenants are only effective so long as at least $2.15 million in principal amount of Series A Convertible Notes are outstanding.

     Conversion into Preferred Stock. At any time while a Series A Convertible
Note is outstanding, the holder of the note may elect to convert the note into shares of our Series 3-A Preferred Stock. In addition, the holders of 75% of the sum of the then outstanding aggregate principal amount of Series A Convertible Notes and the aggregate original issue price of the then outstanding Series 3-A Preferred Stock can require the holders of all outstanding Series A Convertible Notes to convert their notes into shares of Series 3-A Preferred Stock. The number of shares of Series 3-A Preferred Stock issuable to a holder upon a conversion will be determined by dividing the outstanding principal and accrued interest under the Series A Convertible Note by $60. The $60 conversion price is subject to adjustment in the event of stock splits or combinations, certain dividends and distributions and recapitalizations, reclassifications or exchanges.

     Reorganization. In the event that we complete a capital reorganization or a consolidation with, or a merger into, any other entity such that we are not the surviving entity, the Series A Convertible Notes will be convertible into Series 3-A Preferred Stock of the surviving entity (or any other ownership interest in the entity which is most nearly similar to the Series 3-A Preferred Stock), upon terms as nearly similar as is practicable with the terms upon which the Series A Convertible Note would have been convertible into our Series 3-A Preferred Stock.

     Registration Rights. The Convertible Note Purchase Agreement provides that we will provide certain registration rights to holders of Series A Convertible Notes if the notes are converted into shares of Series 3-A Preferred Stock and then converted into our common stock. We have agreed to file a registration statement covering the resale of these shares of common stock within the later of December 20, 2001, and one month after the first issuance of common stock as a result of the conversion of shares of Series 3-A Preferred Stock into common stock. We will be required to pay the expenses of this registration, including the fees and expenses of one counsel to the holders, and to provide customary indemnification.

     Stockholder Approvals. We have agreed to use our reasonable efforts to promptly call, give notice of and convene the meeting and obtain stockholder approval of this proposal and of the issuance of our common stock upon conversion of the Series 3-A Preferred Stock, or obtain an opinion of counsel to the effect that stockholder approval is not required.

     Purchasers. The purchasers of the Series A Convertible Notes include the following executive officers and entities associated with our executive officers and directors:

          Name                                        Principal Amount
          ----                                        ----------------

          Phillip E. Kelly                                    $767,414
          Dennis M. Smith                                     $239,031
          John G. Cantillon                                 $1,000,000
          Mercantile Capital Partners I, LP(1)              $1,300,000
          Asia Internet Investment Group I, LLC(2)            $251,151
     ________________
     (1) Mr. Edelson and Mr. Kramer are members of the managing partners of Mercantile Capital Partners I.
     (2) Mr. Edelson and Mr. Kramer are members of the general partner of Asia Internet Investment Group.

     We may attempt to sell up to an additional $6.8 million in principal amount of Series A Convertible Notes, $300,000 of which may be sold to Mercantile Capital Partners I, L.P., or a related fund, of which Messrs. Edelson and Kramer share control. We do not currently anticipate that any other additional Series A Notes will be sold to any of our executive officers and directors.

DESCRIPTION  OF  SERIES  B  EXCHANGEABLE  NOTES

     The following is only a summary of the material terms of the Exchangeable Note and Warrant Purchase Agreement and the Series B Exchangeable Notes. You are referred to and encouraged to read the entire Exchangeable Note and Warrant Purchase Agreement, including the form of Series B Exchangeable Note, which was filed as an exhibit to our quarterly report on Form 10-Q for the quarter ended July 31, 2001, on September 26, 2001. See "Where You Can Find Additional Information."

     Guaranties. Two of our subsidiaries, NetCel360 Sdn Bhd and Vsource (CI) Ltd., have guaranteed our obligations under the Exchangeable Note and Warrant Purchase Agreement and the Series B Exchangeable Notes.

     Interest. The Series B Exchangeable Notes bear interest at 10% per annum, compounded quarterly. Interest is due and payable on the date the note matures unless the note is repaid or exchanged before that date.

     Maturity. Unless previously paid or discharged, the Series B Exchangeable Notes mature on June 30, 2003.

     Use of Proceeds. We may only use the proceeds from the Series B Exchangeable Notes to post a deposit with a commercial bank which will support a letter of credit for Gateway Manufacturing, Inc. under the agreement we entered into with Gateway in July 2001, to otherwise provide certain types of credit support for the benefit of Gateway under the agreement or to pay fees and expenses relating to the Series B Exchangeable Notes and warrants, the letter of credit for Gateway or other credit support. See "Use of Proceeds."

     Voluntary Prepayments. We may prepay the Series B Exchangeable Notes, in whole or in part, at any time.

     Mandatory Prepayments. We are required to prepay the Series B Exchangeable Notes if and to the extent that:

     - the proceeds from the sale of the Series B Exchangeable Notes and warrants are no longer needed for credit support under the agreement with Gateway; or

     - we raise more than $6 million as a result of (i) the issuance and sale of Series A Convertible Notes for cash or (ii) the offering by us of our common stock by way of a rights offering to our stockholders, in which case the amount in excess of $6 million will be used to prepay the Series B Exchangeable Notes.

     Voluntary Exchange into Series A Convertible Notes. If a Series B Exchangeable Note is not paid in full on or prior to February 12, 2002, then, at any time thereafter, the holder may at its option exchange the note, in whole or in part, for a Series A Convertible Note.

     Automatic Exchange into Series A Convertible Notes. In the event that the issuer of the letter of credit for the benefit of Gateway withdraws funds from the deposit made by us to support the letter of credit, and those funds are not replaced by us within three business days, then a portion of each holder's Series B Exchangeable Note equal to the holder's pro rata portion of unreimbursed withdrawal will be automatically exchanged for a Series A Convertible Note of equal principal amount. The exchanged portion of the holder's Series B Exchangeable Note will then be cancelled.

     Covenants. The Exchangeable Note and Warrant Purchase Agreement contains covenants restricting our activities, as well as those of the guarantors, which include limitations on our ability and the ability of the guarantors to issue additional indebtedness, dispose of assets, amend our or their charter and bylaws, redeem or repurchase securities, pay dividends and make loans or other advances. These covenants are only effective so long as at least $2.13 million in principal amount of Series B Exchangeable Notes are outstanding.

     Registration Rights. The Exchangeable Note and Warrant Purchase Agreement provides that we will provide certain registration rights to holders of the Series B Exchangeable Notes if the notes are exchanged for Series A Convertible Notes and thereafter converted into Series 3-A Preferred Stock and then converted into our common stock. We have agreed to file a registration statement covering the resale of these shares of common stock within the later of December 20, 2001, and one month after the first issuance of common stock as a result of the conversion of shares of Series 3-A Preferred Stock. We will be required to pay the expenses of the registration, including the fees and expenses of one counsel to the holders, and to provide customary indemnification.

     Stockholder Approvals. We have agreed to use our reasonable efforts to promptly call, give notice of and convene the meeting and obtain stockholder approval of this proposal and of the issuance of our common stock upon conversion of the Series 3-A Preferred Stock, or obtain an opinion of counsel to the effect that stockholder approval is not required.

     Purchasers. The purchasers of the Series B Exchangeable Notes and warrants include Mr. Kelly and Mr. Cantillon. Mr. Kelly holds a Series B Exchangeable Note with a principal amount of $768,750 and a warrant to purchase 3,843,750 shares of common stock. Mr. Cantillon holds a Series B Exchangeable Note with a principal amount of $512,500 and a warrant to purchase 2,562,500 shares of common stock.

DESCRIPTION  OF  SERIES  3-A  PREFERRED  STOCK

     We have authorized the issuance of up to 500,000 shares of Series 3-A Preferred Stock pursuant to a certificate of designation filed on June 20, 2001. The following is only a summary of the material terms of the certificate of designation. You are referred to and encouraged to read the entire certificate of designation which was filed by us with the SEC as an exhibit to our current report on Form 8-K dated June 29, 2001. See "Where You Can Find More Information."

     Dividends. When declared by the Board of Directors, the holders of Series 3-A Preferred Stock are entitled to cumulative dividends at the rate of 10% of the original issue price per annum. In addition, the holders of Series 3-A Preferred Stock are entitled to cash dividends paid to the holders of common stock to the same extent as if the holder's shares of Series 3-A Preferred Stock had been converted into common stock on the record date for the dividend.

     Liquidation. Upon any liquidation, dissolution or winding up of the Company, each holder of Series 3-A Preferred Stock will be entitled to be paid, before any payment is made to the holders of common stock, but after distribution of all amounts due to the holders of the Series 1-A Preferred Stock and Series 2-A Preferred Stock, an amount equal to the greater of:

     -    three times the sum of $60, plus accrued and unpaid dividends; and

     - the amount that would be payable to the holder had all of the holder's shares of Series 3-A Preferred Stock been converted into common stock immediately prior to the liquidation, dissolution or winding up.

     The following events are deemed to be a liquidation, dissolution or winding up of the Company: (i) the acquisition of us by another entity by means of any transaction or series of related transactions (including, without limitation, reorganization, merger or consolidation, excluding a merger solely to change our domicile) or (ii) a sale of all or substantially all of our assets; unless, in each case, our stockholders of record as constituted immediately prior to the acquisition or sale will, immediately after the acquisition or sale (by virtue of securities issued as consideration for our acquisition or sale or otherwise) hold a majority of the voting power of the surviving or acquiring entity. In any of these events, if the consideration received by us is other than cash, its value will be deemed its fair market value.

     Voting. The Series 3-A Preferred Stock is entitled to vote with the holders of common stock as a single class on each matter submitted to our stockholders. Each share of Series 3-A Preferred Stock will be entitled to a number of votes equal to the number of votes possessed by the common stock into which the Series 3-A Preferred Stock is convertible.

     Redemption at the Holders' Option. If at any time on or after February 15, 2002, certain conditions are not satisfied, each holder of Series 3-A Preferred Stock will have the right to require us to redeem all or any portion of their Series 3-A Preferred Stock at a price per share equal to the greater of:

     - three (3) times the sum of $60 plus all accrued and unpaid dividends on each share, and

     - the fair market value, not to exceed $0.35 per share, of the common stock into which the Series 3-A Preferred Stock is convertible.

     This redemption right may be exercised at any time on or after the earlier of June 30, 2002, and the occurrence of certain bankruptcy events.

     A holder of Series 3-A Preferred Stock may require us to redeem its Series 3-A Preferred Stock if on or after February 15, 2002, neither of the following conditions have been satisfied:

     - there is an effective amendment to our certificate of incorporation increasing the authorized shares of our common stock to at least 200 million shares, and our stockholders have approved the issuance of shares of common stock upon conversion of the Series 3-A Preferred Stock, or

     - we have determined not to seek one or both of the approvals referred to above, and we have received an opinion of counsel which has not been withdrawn to the effect that (i) approval is not required for the issuance of shares of common stock upon the conversion of the Series 3-A Preferred Stock, (ii) the shares of common stock, upon issuance, will be fully paid, validly issued and nonassessable, and (iii) the issuance would not violate the rules or regulations of any securities exchange or market on which any of our securities is then listed, if any.

     Redemption at our Option. In the event that the conditions described above are not satisfied prior to February 15, 2002, or fail to be satisfied at any time on or after February 15, 2002, then at any time after June 30, 2002, we have the right to require the holders of the Series 3-A Preferred Stock to tender all of the shares of Series 3-A Preferred Stock for redemption for a price per share equal to the greater of (i) three (3) times the sum of $60 plus all accrued and unpaid dividends on each share and (ii) the fair market value, not to exceed $0.35 per share, of the common stock into which the Series 3-A Preferred Stock is convertible. We may not initiate a redemption unless we have cash on hand sufficient to effect the redemption and the payment of the redemption amount would not cause us to be in violation of the applicable provisions of the Delaware General Corporation Law, including Section 160 thereof.

     Conversion. At any time while the conditions to conversion have been satisfied, each holder of Series 3-A Preferred Stock may convert any of its shares of Series 3-A Preferred Stock into our common stock. The number of shares of common stock to be issued upon a conversion is determined by dividing the sum of $60 (as adjusted for stock splits, stock dividends and similar transactions) and all accrued and unpaid dividends on the shares of Series 3-A Preferred Stock to be converted, by $0.10. Each share of Series 3-A Preferred Stock will automatically be converted into shares of common stock at the election of the holders of 75% of the outstanding shares of the Series 3-A Preferred Stock. The $0.10 conversion price is subject to adjustment in the event of stock splits or combinations; certain dividends and distributions; reorganizations, mergers, consolidations or sales of assets; or a sale of shares of common stock by us below $0.10 a share.

USE  OF  PROCEEDS

     After payment of fees and expenses, we received net proceeds of approximately $3.22 million from the sale of Series A Convertible Notes and approximately $4.05 million from the sale of Series B Exchangeable Notes and the warrants discussed below. We are using the net proceeds from the sale of Series A Convertible Notes to fund our operations, working capital requirements and capital expenditures. We are using the net proceeds from the sale of the Series B Exchangeable Notes and warrants to secure a $4 million stand-by letter of credit obtained pursuant to the terms of the agreement with Gateway and to pay fees and expenses relating to the Series B Exchangeable Notes, the warrants and the letter of credit.

EFFECT  OF  CONVERSION  OF  SERIES  3-A  PREFERRED  STOCK

     Prior to giving effect to any of the proposed reverse stock splits, assuming that as of July 31, 2001, all outstanding Series B Exchangeable Notes had been exchanged for Series A Convertible Notes and then all outstanding Series A Convertible Notes had been converted into shares of Series 3-A Preferred Stock, as of that date we would have issued 46,025,473 shares of common stock upon conversion of the Series 3-A Preferred Stock. If these issuances occur, the current holders of our common stock will be substantially diluted.

     In addition, if we file an amendment to our certificate of incorporation increasing the number of authorized shares of our common stock as contemplated by Proposal No. 2 and our stockholders approve this Proposal No. 4, the conversion price of our outstanding Series 1-A and Series 2-A Preferred Stock will be reduced as a result of their anti-dilution provisions. This lower conversion price would entitle the holders of the Series 1-A and Series 2-A Preferred Stock to additional shares of common stock upon conversion of their preferred stock, which will further dilute the current holders of our common stock.

EFFECTS  OF  FAILURE  TO  RECEIVE  STOCKHOLDER  APPROVAL

     Under the terms of the Convertible Note Purchase Agreement and the Exchangeable Note and Warrant Purchase Agreement, if we do not obtain stockholder approval of this Proposal, or do not receive an opinion of counsel as to the matters discussed above prior to February 15, 2002, the holders of Series 3-A Preferred Stock will have the right to require us to redeem all or any portion of their Series 3-A Preferred Stock at any time on or after the earlier of June 30, 2002, and the occurrence of certain bankruptcy events. As described above, the redemption price for each share of Series 3-A Preferred Stock will be equal to the greater of:

     - three (3) times the sum of the original issue price plus all accrued and unpaid dividends on each share, and

     - the fair market value, not to exceed $0.35 per share, of the common stock into which the Series 3-A Preferred Stock is convertible.

     As of July 31, 2001, the redemption price of the Series 3-A Preferred Stock would have been approximately $29.3 million. However, if our common stock is delisted from Nasdaq, the board may be able to issue shares of common stock upon conversion of the Series 3-A Preferred Stock even if the stockholders fail to approve this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE SERIES 3-A PREFERRED STOCK.

                                 PROPOSAL NO. 5

               ISSUANCE OF COMMON STOCK UPON EXERCISE OF WARRANTS

     In connection with issuing the Series B Exchangeable Notes, we issued warrants to purchase 21,257,500 shares of our common stock to purchasers of the Series B Exchangeable Notes. The warrants have an exercise price of $0.10 per share and a term of five years. The exercise price is subject to adjustment in the event of stock splits or combinations; certain dividends and distributions; reorganizations, mergers, consolidations or sales of assets; or a sale of shares of common stock by us below $0.10 a share.

     We did not seek prior shareholder approval in connection with issuing the Series B Exchangeable Notes and the related warrants, as required by the stockholder approval provisions of Nasdaq Marketplace Rule 4350, but instead requested that Nasdaq grant us an exception on the grounds that the delay in obtaining stockholder approval would have seriously jeopardized our financial viability. Nasdaq denied our request for this exception but informed us that it would not take any enforcement action with respect to our failure to comply with the rule. See "Proposal No. 3 - Issuance of Common Stock To Discharge Our Obligations Under the Bridge Loan Agreement" for a more complete discussion of this issue. In the Series B Exchangeable Note and Warrant Purchase Agreement, we agreed to use our reasonable efforts to obtain stockholder approval of the issuance of our common stock upon exercise of the warrants.

DESCRIPTION  OF  WARRANTS

     The warrants are only exercisable after certain conditions are met. In the event that these conditions are not satisfied prior to February 15, 2002, or the conditions fail to be satisfied at any time on or after February 15, 2002, then the holder of a warrant will have the right, at any time after June 30, 2002, to require us to redeem all or any portion of the warrant for a redemption price equal to the number of shares of common stock into which the warrant is otherwise exercisable multiplied by the greater of:

     - $0.30 (adjusted to reflect stock splits, stock dividends and similar transactions),

     - or the fair market value of one share of common stock; provided, that in no event will this amount exceed $0.35 per share (adjusted to reflect stock splits, stock dividends and similar transactions).

     A warrant holder may require us to redeem its warrant if on or after February 15, 2002, neither of the following conditions have been satisfied:

     - there is an effective amendment to our certificate of incorporation increasing the authorized shares of our common stock to at least 200 million shares, and our stockholders have approved the issuance of shares of common stock pursuant to the warrant, or

     - we have determined not to seek one or both of the approvals referred to above, and we have received an opinion of counsel to the effect that (1) approval is not required for the issuance of shares of common stock pursuant to the warrant, (2) the shares of common stock, upon issuance, will be full paid, validly issued and nonassessable, and (3) the issuance would not violate the rules or regulations of any securities exchange or market on which any of our securities is then listed, if any.

EFFECTS  OF  ISSUANCE  OF  COMMON  STOCK  UPON  EXERCISE  OF  WARRANTS

     Prior to giving effect to any of the proposed reverse stock splits, we would have issued 21,257,500 shares of common stock if all of the warrants issued to purchasers of our Series B Exchangeable Notes had been exercised for cash as of July 31, 2001. If the warrants are exercised, the current holders of our common stock will be substantially diluted.

     In addition, upon the approval of the stockholders of this Proposal No. 5, the conversion price of our outstanding Series 1-A and Series 2-A Preferred Stock will be reduced, entitling the holders of the Series 1-A and Series 2-A

Preferred Stock to additional shares of common stock upon conversion of their preferred stock, which will further dilute the current holders of our common stock.

EFFECTS OF FAILURE TO RECEIVE STOCKHOLDER APPROVAL

          As discussed above, if we do not receive stockholder approval of this proposal, we may be required to redeem the warrants. If we had been required to redeem the warrants as of July 31, 2001, when the closing price of our common stock was $0.33 per share, we would have had to pay the holders of the warrants approximately $7.0 million. However, if our common stock is delisted from Nasdaq, the board may be able to issue shares of common stock upon exercise of the warrants even if the stockholders fail to approve this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF THE WARRANTS.


         SECURITY OWNERSHIP OF CURRENT EXECUTIVE OFFICERS AND DIRECTORS
                 AFTER GIVING EFFECT TO THE POTENTIAL ISSUANCES

     The discharge of the Bridge Loans, the conversion of the Series 3-A Preferred Stock and the issuance of common stock upon exercise of the warrants would have a dilutive impact on the percentage of ownership of the current holders of common stock. Assuming Proposal Nos. 2, 3, 4 and 5 are approved at the annual meeting, the shares of common stock issuable pursuant to the potential issuances described above could represent greater than nine times the current total number of outstanding shares of common stock.

     The table on the following page indicates the number of shares of common stock beneficially owned by our directors, current executive officers and all holders of more than 5% of our outstanding common stock:

     -    as of July 31, 2001 (Column A);

     - assuming that we elected to discharge all of our obligations under the Bridge Loans with shares of common stock as of July 31, 2001 (Column
          B);

     - assuming the exchange of the principal amount of all Series B Exchangeable Notes for Series A Convertible Notes on July 31, 2001, the subsequent conversion of the principal amount of all Series A Convertible Notes into shares of Series 3-A Preferred Stock, and the subsequent conversion of all shares of Series 3-A Preferred Stock into shares of common stock (Column C);

     - assuming the cash exercise of the outstanding warrants issued to purchasers of our Series B Exchangeable Notes (Column D); and

     - assuming that each of the issuances described in Proposal Nos. 3, 4 and 5 (Columns B, C and D) occurred as of July 31, 2001 (Column E).

     In each of columns B through E, the table on the following page takes into effect the anti-dilution provisions of our outstanding shares of Series 1-A and Series 2-A Preferred Stock as a result of the above issuances and assumes the distribution of our common stock held by NetCel360 to the stockholders of NetCel360 as of July 31, 2001.

     The following table does not give effect to any of the proposed reverse stock splits. The following table also does not include any accrued interest in the amount of Series B Exchangeable Notes exchanged for Series A Convertible Notes or in the amount of Series A Convertible Notes converted into Series A Preferred Stock. As of July 31, 2001, the amount of interest accrued under the Series B Exchangeable Notes and the Series A Convertible Notes was not material.

                                               A                      B                      C                        D
                                   ---------------------------------------------------------------------------------------------
                                                                                       COMMON STOCK              CUMULATIVE
                                                                COMMON STOCK         BENEFICIALLY OWNED         COMMON STOCK
                                          COMMON STOCK        BENEFICIALLY OWNED     UPON CONVERSION OF       BENEFICIALLY OWNED
                                     BENEFICIALLY OWNED AT     UPON DISCHARGE OF    SERIES 3-A PREFERRED       UPON EXERCISE OF
                                          JULY 31, 2001            BRIDGE LOANS             STOCK                  WARRANTS
                                   ------------------------  --------------------  -----------------------  --------------------
NAME OF BENEFICIAL OWNER             SHARES(1)        %         SHARES       %      SHARES(5)       %          SHARES       %
---------------------------------  -------------  ---------  ------------  ------  -----------  ----------  ------------  ------
NetCel360 Holdings Limited(2)          2,774,213      13.0%             0      *             0          *              0      *
I. Steven Edelson (2), (3)               773,336       3.5      1,086,246    3.2%   23,628,341       12.9%     1,512,167    3.4%
Nathaniel C.A. Kramer (2), (4)           678,337       3.1        991,247    3.0    23,077,794       12.7      1,340,553    3.1
Phillip E. Kelly (2)                           0         *      5,065,411   15.5    15,754,636        8.9      4,236,746   10.0
Dennis M. Smith (2)                            0         *      2,908,061    8.9     2,571,871        1.5        181,561      *
Sandford T. Waddell                      104,531         *        104,531      *       223,232          *        122,428      *
Robert N. Schwartz                        42,147         *         42,147      *        42,147          *         42,147      *
Scott Behan                               10,240         *         10,240      *        10,240          *         10,240      *
Ramin Kamfar                              46,457         *         46,457      *        46,457          *         46,457      *
James Root(2)                                  0         *         25,766      *        25,766          *         25,766      *
John G. Cantillon(2)                           0         *              0      *    15,125,000        8.5      2,562,500    6.0
BAPEF Investments XII Limited(2)               0         *      2,803,258    8.6    31,222,493       17.6     10,972,493   25.8
Executive Officers and Directors
 as a group(2)                         1,175,137       5.3      9,487,285   28.3    57,626,117       31.5      8,938,438   20.2

                                               E
                                   -------------------------
                                          CUMULATIVE
                                         COMMON STOCK
                                      BENEFICIALLY OWNED
                                    FOLLOWING ALL POTENTIAL
                                           ISSUANCES
NAME OF BENEFICIAL OWNER             SHARES(5)        %
---------------------------------  -------------  ----------
NetCel360 Holdings Limited(2)                  0          *
I. Steven Edelson (2), (3)            24,326,569       11.6%
Nathaniel C.A. Kramer (2), (4)        23,731,339       11.3
Phillip E. Kelly (2)                  24,270,801       11.6
Dennis M. Smith (2)                    5,298,371        2.5
Sandford T. Waddell                      236,674          *
Robert N. Schwartz                        42,147          *
Scott Behan                               10,240          *
Ramin Kamfar                              46,457          *
James Root(2)                             25,766          *
John G. Cantillon(2)                  17,687,500        8.4
BAPEF Investments XII Limited(2)      43,553,258       20.7
Executive Officers and Directors
 as a group(2)                        72,142,951       33.4%

____________________
*     Less  than  1%.
(1) Includes shares of common stock issuable upon conversion of outstanding shares of our Series 1-A and Series 2-A Preferred Stock and shares of common stock subject to options or warrants (other than the warrants issued to the purchasers of our Series B Exchangeable Notes) exercisable within 60 days of July 31, 2002. See "Security Ownership of Certain Beneficial Owners and Management - Common Stock" and the notes thereto.
(2) Assumes the distribution of our common stock held by NetCel360 to the stockholders of NetCel360 in columns B through E.
(3) Includes shares held by certain investment funds associated with Mercantile Capital Partners I, LP, of which Mr. Edelson is a member of its general partner. Mr. Edelson does not directly own any shares of our capital stock. See "Security Ownership of Certain Beneficial Owners and Management - Common Stock" and the notes thereto.
(4) Includes shares held by certain investment funds associated with Mercantile Capital Partners I, LP, of which Mr. Kramer is a member of its general partner. Mr. Kramer does not directly own any shares of our capital stock. See "Security Ownership of Certain Beneficial Owners and Management - Common Stock" and the notes thereto.
(5) Assumes the sale of an additional $6.8 million of Series A Convertible Notes, including $300,000 to Mercantile Equity Partners I, LP, or a related fund, of which Messrs. Edelson and Kramer share control. We have received no commitments from any party, including Mercantile Equity Partners I, LP, to purchase any additional Series A Convertible Notes, and we cannot be assured that we will be successful in our attempts to sell any additional Series A Convertible Notes or raise any additional capital through the sale of equity or convertible notes. These amounts are included in this table only to illustrate the potential ownership of our current executive officers and directors if we are successful in selling these additional Series A Convertible Notes. This column also assumes that the holders of our Series B Exchangeable Notes will waive their rights to have their notes redeemed to the extent that we raise more than $6 million through the sale of Series A Convertible Notes. See "Proposal No. 4 - Description of Series B Exchangeable Notes."

                                 PROPOSAL NO. 6

             ADOPTION OF THE 2001 STOCK OPTIONS/STOCK ISSUANCE PLAN

     The Board of Directors has adopted the Vsource, Inc. 2001 Stock Options/Stock Issuance Plan (the "2001 Plan") and is recommending that stockholders approve the 2001 Plan at the annual meeting. The 2001 Plan is integral to our compensation strategies and programs. In order to retain and secure employees in the current competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards among information technology companies is widely prevalent and continues to increase. We have found that our use of stock options falls behind the usage by others in the industry. The 2001 Plan will give us more flexibility to keep pace with competitors.

     If the stockholders approve the 2001 Plan, we expect to continue our efforts to expand the use of stock options as our most widely-used form of long-term incentive. The 2001 Plan will also permit the issuance of stock either through the immediate purchase of shares or as a bonus for services rendered to the Company or its subsidiaries. Stockholder approval of the 2001 Plan also will allow us to grant the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code.

     Participants include all of our employees and the employees of our subsidiaries, all non-employee directors and consultants and other independent advisors who provide services to us or our subsidiaries. Incentive stock options may only be granted to employees. As of July 31, 2001, approximately 151 employees and 5 non-employee directors were eligible to participate in the 2001 Plan.

     A summary of the principal features of the 2001 Plan is provided below. You are referred to and encouraged to read the entire 2001 Plan which is attached to this proxy statement as Annex III.

SHARES  AVAILABLE  FOR  ISSUANCE

     The maximum number of shares of our common stock that may be issued under the 2001 Plan will not exceed 20% of the total shares of common stock outstanding at the time the calculation is made (including, on an as-converted basis, all convertible preferred stock, convertible debt securities, warrants, options and other convertible securities that are exercisable), but in no event shall the maximum number of shares of common stock which may be issued under the 2001 Plan as incentive stock options exceed 20,000,000 shares of common stock.

ADMINISTRATION

     The 2001 Plan will be administered by the board or by a committee of the board consisting of two or more directors (the "Plan Administrator"). With respect to grants of stock options, the Plan Administrator will determine which eligible persons are to receive grants, the time or times when those grants are to be made, the number of shares to be covered by each grant, the status of the granted option as either an incentive stock option ("ISO") or a non-statutory stock option ("NSO"), the time or times when the option becomes exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding. With respect to stock issuances, the Plan Administrator will determine which eligible persons are to receive the issuances, the time or times when the issuances are to be made, the number of shares to be issued to the participants, the vesting schedule (if any) applicable to the issued shares and the consideration (if any) to be paid by the participants for the shares.

STOCK  OPTIONS

     The Plan Administrator is authorized to grant stock options to participants ("Optionees"), which may be either ISOs or NSOs. NSOs and ISOs are collectively referred to as "Stock Options."

     Exercise Price. The exercise price of an ISO must be equal to or greater than the fair market value of the shares on the date of the grant. If the Optionee is the owner of stock possessing more than ten percent of the total combined voting power of all classes of our stock, the exercise price of an ISO must be equal to or greater than 110% of the fair market value of the shares on the date of the grant.

     For purposes of the 2001 Plan, fair market value shall be the closing sales price per share of common stock on Nasdaq or any other stock exchange on which our common stock is then listed. If our common stock is not listed on a stock exchange, fair market value shall be determined by the Plan Administrator.

     Exercisability and Termination. At the time of grant, the Plan Administrator in its sole discretion will determine when Options are exercisable and when they expire.

     Payment of Option Price. Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made in cash, by the transfer to us of shares owned by the participant for the requisite period to avoid a charge to our earnings for financial reporting purposes or in such other manner as may be authorized by the Plan Administrator.

STOCK  ISSUANCES

     The Plan Administrator is authorized to award shares of common stock to participants for either the immediate purchase of shares or as a bonus for services rendered to us or our subsidiaries.

     Shares of common stock issued under the 2001 Plan may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the participant's period of service with us or upon attainment of specified performance objectives. With respect to employees who receive stock under the 2001 Plan, the Plan Administrator may not impose a vesting schedule which (i) restricts the number of shares vesting per year to less than 20 percent of the total number of shares relating to such issuance or (ii) provides that the initial vesting schedule shall occur later than one year after the issuance date.

PERFORMANCE  AWARDS

     Certain options or issuances granted under the 2001 Plan may be granted in a manner so that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code. In addition to the 2001 Plan, the stockholders are being asked to approve the performance-based awards.

     Performance-based awards may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of our common stock or any of our other publicly-traded securities, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, dividends and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs or any combination of the foregoing.

     In any two year period, no employee shall be awarded or granted shares of common stock or options to purchase common stock in excess of 15,000,000 shares. The exercise price of options issued under the 2001 Plan will vary from 10% of the fair market value of the shares to 100% of the fair market value of the shares. Shares delivered as issuances will be granted for zero consideration or at a purchase price of fair market value of the shares at the time of the grant.

AMENDMENT OF THE 2001 PLAN

     The board has the complete and exclusive right and power to amend the 2001 Plan, provided, however, that neither the board nor the committee may amend the 2001 Plan in a manner which would adversely affect the rights and obligations with respect to any option or unvested stock issuance, unless the Optionee holding the option or the participant holding such stock consents to the amendment.

TERMINATION OF THE 2001 PLAN

     The 2001 Plan shall terminate upon the earliest of (i) the expiration of the ten-year period from the adoption of the 2001 Plan by the board, (ii) the date on which all shares available for issuance under the 2001 Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a change in control of the Company.

CHANGE  IN  CONTROL

     Stock Options. Upon the occurrence of a change in control, any or all Stock Options outstanding under the 2001 Plan may be assumed, converted or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent options or provide substantially similar consideration to Optionees as was provided to our stockholders in connection with the change in control. The successor corporation may also substitute similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Optionee than those which applied to the shares immediately prior to the change in control. If the successor corporation does not assume the Stock Options or substitute new options, then all unvested Stock Options will vest and become exercisable prior to the change in control, as determined by the Plan Administrator, and any Stock Options not exercised prior to the change in control shall terminate upon the change in control.

     Stock Issuances. Upon the occurrence of a change in control, all of our outstanding repurchase rights under the 2001 Plan shall terminate, and the shares of common stock subject to those terminated rights shall immediately vest in full, except to the extent that (i) those repurchase rights are assigned to the successor corporation or (ii) the accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time we acquire the repurchase rights.

     Change in Control. For purposes of the 2001 Plan, the term "change in control" means: (i) a merger or consolidation as a result of which our stockholders immediately prior to the merger or consolidation hold less than a majority of the voting power of the surviving corporation, (ii) the sale or transfer of at least a majority of our voting power, or (iii) the sale, transfer or other disposition of all or substantially all of our assets as a going concern.

U.S.  FEDERAL  INCOME  TAX  CONSEQUENCES

     ISOs. An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. If the Optionee sells ISO shares after having held such shares for more than two years after the date of the grant of the ISO and one year after the date of exercise, the difference between the price at which the shares are sold and the Optionee's exercise price will be taxable to the Optionee as long-term capital gain or loss. In that event, we are not entitled to a federal income tax deduction.

     The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     If an Optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Optionee recognizes ordinary income at the time of the sale equal to the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income which the Optionee recognizes as a result of the disposition.

     NSOs. An Optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income which the Optionee recognizes upon the exercise of an NSO. If an Optionee subsequently sells shares received upon the exercise of an NSO, the Optionee recognizes capital gain or loss equal to the difference between the sales proceeds and the fair market value of such shares on the date of exercise.

     Stock Issuances. A participant who receives an award of stock does not generally recognize taxable income at the time of the award if there are any restrictions on transfer of the stock and the stock is subject to forfeiture ("restricted stock"). Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either:
(i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. On the date the restrictions lapse, the Participant includes in taxable income the fair market value of the shares less the amount, if any, paid for the shares.

     A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less the amount paid for the shares) on the date of the award.

     We receive a compensation expense deduction in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

     Other Benefits. In the case of an exercise of an award of performance stock or common stock that is not restricted, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of any shares received on the date of payment or delivery less the amount, if any, paid for the shares. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

     Million Dollar Deduction Limit. The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including stock options.

NEW  PLAN  BENEFITS

     On August 11, 2001, our board granted options under the 2001 plan to certain of our officers, directors and employees. Each grant is subject to the approval by our stockholders of this proposal. The following table indicates the number of options that our board granted to (i) our current Chief Executive Officer, (ii) executive officers directors as a group, (iii) directors who are not also executive officers as a group and (iv) to non-executive employees as a group. This table does not give effect to any of the proposed reverse stock splits discussed in Proposal No. 2.

              ----------------------------------------------------
              VSOURCE, INC. 2001 STOCK OPTIONS/STOCK ISSUANCE PLAN
              ----------------------------------------------------
                                                         Number of
              Name and position                           Shares
              -------------------------------------     ----------
              Phillip Kelly(1). . . . . . . . . . .      8,605,189
              -------------------------------------     ----------
              Executive Group . . . . . . . . . . .     21,350,364
              -------------------------------------     ----------
              Non-Executive Director Group. . . . .      3,534,015
              -------------------------------------     ----------
              Non-Executive Officer Employee Group.      5,639,664
              -------------------------------------     ----------
                 _____________
               (1) Mr. Kelly is our current Chief Executive Officer and is not a named executive officer appearing in the Summary Compensation Table.

     As of October 10, 2001, the closing price of our common stock was $0.14 per share.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE 2001 STOCK OPTIONS/STOCK ISSUANCE PLAN AND THE PERFORMANCE-BASED AWARDS DESCRIBED ABOVE AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THIS PROPOSAL.

                                 PROPOSAL NO. 7

                   ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND

     The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by our employees (and the employees of any of our designated subsidiaries). Accordingly, the Board of Directors has adopted, subject to stockholder approval, the Vsource, Inc. Employee Stock Purchase Plan. An aggregate of 7,000,000 shares of our common stock (subject to adjustment for any stock dividend, stock split or other relevant changes in the our capitalization) may be sold pursuant to the stock purchase plan. The following is a summary of the material provisions of the stock purchase plan. You are referred to and encouraged to read the entire stock purchase plan which is attached to this proxy statement as Annex IV.

ADMINISTRATION  AND  ELIGIBILITY

     The stock purchase plan is administered by a committee (the "Committee") appointed by the Board of Directors and consisting of at least two members who shall be non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Committee has authority to make rules and regulations governing the administration of the plan.

     All of our employees (and the employees of any of our designated subsidiaries) are eligible to participate in the stock purchase plan, excluding the following individuals: (i) employees who have been employed for less than six months as of the beginning of an offering period; (ii) employees whose customary employment is 20 hours or less per week; (iii) employees whose customary employment is for not more than five months per year; and (iv) employees who own 5% or more of our total outstanding stock. As of July 31, 2001, approximately 143 employees were eligible to participate in the stock purchase plan.

PARTICIPATION  AND  TERMS

     An eligible employee may elect to participate in the stock purchase plan as of any enrollment date. The enrollment dates occur on the first day of each offering period, which is currently set at six-month intervals.

     To participate in the stock purchase plan an employee must complete an enrollment and payroll deduction authorization form provided by us which indicates the amounts (not more than 10% and not less than 1%) to be deducted from his or her salary and other eligible compensation and applied to the purchase of shares of common stock to be made on the fifth business day following the end of each offering period (the "Share Purchase Date"). We will establish a Payroll Deduction Account for each participating employee and all payroll deductions made on behalf of the employee are credited to the employee's Payroll Deduction Account.

     On the Share Purchase Date, the amount credited to each participating employee's Payroll Deduction Account is applied to purchase as many shares of common stock as may be purchased with the amount at the applicable purchase price. The purchase price for shares of common stock will be not less than the lesser of 85% of the closing price of shares of common stock as reported on the Nasdaq (or any other medium on which our common stock is traded or listed) (i) on the first trading day of the applicable offering period or (ii) on the last day of the applicable offering period. Employees may purchase shares of common stock through the stock purchase plan only by payroll deductions. The Committee will have the authority to establish a different purchase price as long as the purchase price complies with the provisions of Section 423 of the Internal Revenue Code.

AMENDMENT  AND  TERMINATION

     The Board of Directors may amend the stock purchase plan at any time, provided that no amendment shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule. The Board of Directors may suspend or discontinue the stock purchase plan at any time for any reason. Upon the suspension or termination of the plan, all payroll deductions will cease and all amounts then credited to participating employees' Payroll Deduction Accounts will be refunded, without interest thereon.

U.S.  FEDERAL  INCOME  TAX  CONSEQUENCES

     The stock purchase plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code. As a result, an employee participant will pay no U.S. federal income tax upon enrolling in the stock purchase plan or upon purchase of shares of common stock. A participant will be taxed on any amounts of salary or other eligible compensation credited to the participant's Payroll Deduction Account as if the amounts were paid directly to the participant.

     A participant may recognize income and/or gain or loss upon the sale or other disposition of shares of common stock purchased under the stock purchase plan, the amount and character of which will depend on whether shares of common stock are held for two years from the first day of the applicable offering period. If the participant sells or otherwise disposes of the shares of common stock within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the shares on the Share Purchase Date over the purchase price, and we will be entitled to a tax deduction for the same amount. Any additional gain or loss recognized by the participant upon such a sale will be long-term or short-term depending upon whether the shares were held for at least one year following the date of purchase. If the participant sells or otherwise disposes of the shares of common stock after holding the shares for the two-year period, the participant will recognize ordinary income at the time of the sale or disposition in an amount equal to the lesser of (i) the excess of the market price of the shares of common stock on the first day of the offering period over the purchase price, or (ii) the excess of the price at which the shares of common stock are disposed of over the purchase price. We will not be entitled to any tax deduction with respect to shares of common stock purchased under the stock purchase plan if the shares are held for the requisite two-year period. Any additional gain recognized by the participant upon the sale of shares held for the requisite two-year holding period will be long-term capital gain.

OTHER  INFORMATION

     The stock purchase plan is intended to go into effect upon approval of our stockholders of this proposal. On October 10, 2001, the closing price of the our common stock was $0.14 per share.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN DESCRIBED ABOVE AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THIS PROPOSAL.

                       WHERE YOU CAN FIND MORE INFORMATION

     This proxy statement is accompanied by copies of our amended annual report on Form 10-K for the year ended January 31, 2001, our amended quarterly reports on Form 10-Q for the quarters ended April 30, 2001, and July 31, 2001, and our amended current report on Form 8-K/A filed on July 20, 2001, each of which are incorporated herein by reference. Additional copies of any of these documents or any other document referred to in this proxy statement will be furnished without charge to beneficial stockholders or stockholders of record upon request in writing or by telephone at the following address:

                                  Vsource, Inc.
                         5740 Ralston Street, Suite 110
                                Ventura, CA 93003
                         Attention: Corporate Secretary.

     Each of the documents incorporated by reference or otherwise referred to in this proxy statement may also be obtained through the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.


                                  OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                               THE BOARD OF DIRECTORS

Dated:  October 18, 2001

                                     ANNEX I

               FORM OF AMENDMENT FOR INCREASE IN AUTHORIZED SHARES

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                                  VSOURCE, INC.
                            (a Delaware corporation)


     VSOURCE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The name of the Corporation is Vsource, IncThe original Certificate of Incorporation of the Corporation was filed on November 8, 2000.

     SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL") the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

     THIRD: Pursuant to Section 242 of the DGCL, Article 4, paragraph A, of the Certificate of Incorporation is hereby amended and restated as follows:

               This Corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares which this Corporation is authorized to issue is 505,000,000. The number of shares of Common Stock this Corporation is authorized to issue is 500,000,000 shares, with a par value of $0.01, and the number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 shares, with a par value of $0.01.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____day of _____________, 2001, and the foregoing facts stated herein are true and correct.

                                      VSOURCE,  INC.

                                      By:  _________________________________
                                      Name:
                                                     Title:

             FORM OF AMENDMENT FOR FIVE-FOR-ONE REVERSE STOCK SPLIT

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                                  VSOURCE, INC.
                            (a Delaware corporation)


     VSOURCE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The name of the Corporation is Vsource, IncThe original Certificate of Incorporation of the Corporation was filed on November 8, 2000.

     SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL") the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

     THIRD: Pursuant to Section 242 of the DGCL, Article 4, paragraph A, of the Certificate of Incorporation is hereby amended and restated as follows:

               This Corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares which this Corporation is authorized to issue is 205,000,000. The number of shares of Common Stock this Corporation is authorized to issue is 200,000,000 shares, with a par value of $0.01, and the number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 shares, with a par value of $0.01. Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment with the Delaware Secretary of State, every five (5) outstanding shares of Common Stock of the Corporation will be combined into and automatically become one (1) outstanding share of Common Stock of the Corporation (the "Reverse Split") and the authorized shares of the Corporation shall remain as set forth in the preceding sentences. No fractional share shall be issued in connection with the Reverse Split; all shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the Reverse Split, such holder shall be entitled to receive a cash amount equal to the value of such fractional share based on the closing price of the Common Stock as of the effective date of the Reverse Split.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____day of _____________, 2001, and the foregoing facts stated herein are true and correct.

                                     VSOURCE,  INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

              FORM OF AMENDMENT FOR TEN-FOR-ONE REVERSE STOCK SPLIT

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                                  VSOURCE, INC.
                            (a Delaware corporation)


     VSOURCE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The name of the Corporation is Vsource, IncThe original Certificate of Incorporation of the Corporation was filed on November 8, 2000.

     SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL") the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

     THIRD: Pursuant to Section 242 of the DGCL, Article 4, paragraph A, of the Certificate of Incorporation is hereby amended and restated as follows:

               This Corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares which this Corporation is authorized to issue is 205,000,000. The number of shares of Common Stock this Corporation is authorized to issue is 200,000,000 shares, with a par value of $0.01, and the number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 shares, with a par value of $0.01. Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment with the Delaware Secretary of State, every ten (10) outstanding shares of Common Stock of the Corporation will be combined into and automatically become one (1) outstanding share of Common Stock of the Corporation (the "Reverse Split") and the authorized shares of the Corporation shall remain as set forth in the preceding sentences. No fractional share shall be issued in connection with the Reverse Split; all shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the Reverse Split, such holder shall be entitled to receive a cash amount equal to the value of such fractional share based on the closing price of the Common Stock as of the effective date of the Reverse Split.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____day of _____________, 2001, and the foregoing facts stated herein are true and correct.

                                     VSOURCE,  INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

              FORM OF AMENDMENT FOR TEN-FOR-ONE REVERSE STOCK SPLIT
                    (WITH NO INCREASED IN AUTHORIZED SHARES)

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                                  VSOURCE, INC.
                            (a Delaware corporation)


     VSOURCE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The name of the Corporation is Vsource, IncThe original Certificate of Incorporation of the Corporation was filed on November 8, 2000.

     SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL") the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

     THIRD: Pursuant to Section 242 of the DGCL, the text of the Certificate of Incorporation is hereby amended to add the following paragraph to Article 4:

               Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment with the Delaware Secretary of State, every ten (10) outstanding shares of Common Stock of the Corporation will be combined into and automatically become one (1) outstanding share of Common Stock of the Corporation (the "Reverse Split") and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the Reverse Split; all shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the Reverse Split, such holder shall be entitled to receive a cash amount equal to the value of such fractional share based on the closing price of the Common Stock as of the effective date of the Reverse Split.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____day of _____________, 2001, and the foregoing facts stated herein are true and correct.

                                     VSOURCE,  INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

            FORM OF AMENDMENT FOR FIFTEEN-FOR-ONE REVERSE STOCK SPLIT
                    (WITH NO INCREASED IN AUTHORIZED SHARES)

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                                  VSOURCE, INC.
                            (a Delaware corporation)


     VSOURCE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The name of the Corporation is Vsource, IncThe original Certificate of Incorporation of the Corporation was filed on November 8, 2000.

     SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL") the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

     THIRD: Pursuant to Section 242 of the DGCL, the text of the Certificate of Incorporation is hereby amended to add the following paragraph to Article 4:

               Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment with the Delaware Secretary of State, every fifteen (15) outstanding shares of Common Stock of the Corporation will be combined into and automatically become one (1) outstanding share of Common Stock of the Corporation (the "Reverse Split") and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the Reverse Split; all shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the Reverse Split, such holder shall be entitled to receive a cash amount equal to the value of such fractional share based on the closing price of the Common Stock as of the effective date of the Reverse Split.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____day of _____________, 2001, and the foregoing facts stated herein are true and correct.

                                     VSOURCE,  INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                    ANNEX II

                                  VSOURCE, INC.
                             AUDIT COMMITTEE CHARTER


PURPOSE
-------

     The Audit Committee is appointed by the Board of Directors for the primary purposes of:

- Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

- Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants.

COMPOSITION  AND  QUALIFICATIONS
--------------------------------

     The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES
----------------

The  Audit  Committee  will:

(1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

- Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

- Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

- Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

- Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

- Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations.

(2) Review (by full Committee or Chair) with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.

(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

-    Recommend to the Board the appointment of the independent accountants.

- Approve the engagement letter and the fees to be paid to the independent accountants.

- Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

- Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

- Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

(4) Oversee internal audit coverage. In connection with its oversight responsibilities, the Audit Committee will:

- Review the appointment or replacement of the senior internal auditing executive.

- Review, in consultation with management, the independent accountants and the senior internal auditing executive, the plan and scope of internal audit activities.

-    Review  internal  audit  activities,  budget  and  staffing.

- Review significant reports to management prepared by the internal auditing department and management's responses to such reports.

(5) Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

(6) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(7) Meet at least annually in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent accountants.

(8) Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(9) Report regularly to the Board of Directors with respect to Audit Committee activities.

(10) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(11) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

                                    ANNEX III

                                  VSOURCE INC.
                     2001 STOCK OPTIONS/STOCK ISSUANCE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

     I.   PURPOSE  OF  THE  PLAN

          This 2001 Stock Option/Stock Issuance Plan is intended to promote the interests of Vsource, Inc., a Delaware corporation (the "Corporation"), by providing eligible persons in the Corporation's employ or service with the opportunity to participate in the future performance of the Corporation as an incentive for them to continue in such employ or service.

          Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Section VIII of Article Four hereof.
                          ------------    ------------

     II.  STRUCTURE  OF  THE  PLAN

          A. The Plan shall be divided into two separate equity programs (collectively, the "Programs"):

                    (i) a program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock (the "Option Grant Program"), and

                    (ii) a program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation or any Parent or Subsidiary (the "Stock Issuance Program").

          B. The provisions of Articles One and Four hereof shall apply to both
                               ---------------------
Programs and shall govern the interests of all eligible persons under the Plan.

     III. ADMINISTRATION  OF  THE  PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may, at any time, terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations regarding, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Plan are as follows:


                                      III-1

                    (i) Employees,

                    (ii) non-Employee members of the Board or the non-Employee members of the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Plan Administrator shall have full authority to determine (i) with respect to option grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     V.   STOCK  SUBJECT  TO  THE  PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed that number of shares equal to 20% of the total shares of Common Stock (with all convertible preferred stock, convertible debt securities, warrants, options and other convertible securities that are exercisable, being counted on an as-converted basis) which are issued and outstanding at the time the calculation is made; provided, however, in no event shall the maximum number of shares of Common Stock which may be issued over the term of the plan as Incentive Option exceed 20,000,000 shares; provided further, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under the Plan exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section
260.140.45 of the California Code of Regulations, based on the shares of the Corporation which are outstanding at the time the calculation is made.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) such options expire or terminate for any reason prior to exercise in full or (ii) such options are cancelled in accordance with the cancellation and regrant provisions set forth in Section IV of Article Two hereof. Unvested shares issued under the
             ----------    -----------
Plan and subsequently repurchased by the Corporation pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. Any such adjustments shall be final, binding and conclusive. In no event shall


                                      III-2
any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

     VI.  PERFORMANCE-BASED  AWARDS

          Certain awards, options or issuances ("Benefits") granted under the Plan may be granted in a manner such that the Benefits qualify for the performance based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Plan Administrator in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, dividends and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs or any combination of the foregoing. With respect to Performance-Based Awards, (i) the Plan Administrator shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed), (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Plan Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied, and (iii) in no event shall the aggregate number of shares in respect of Performance-Based Awards granted under the Plan in any two year period to each individual exceed 3,000,000 (without reduction for any Options granted under Article Two which are not Performance-Based Awards). With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Plan Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Plan Administrator may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

                                  ARTICLE TWO

                              OPTION GRANT PROGRAM
                              --------------------

     I.   OPTION  TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------  -------
shall comply with the terms specified below; provided further, however, in no
                                             ----------------  -------
event shall the aggregate number of shares in respect of Options granted under the Plan in any two year period to each individual exceed 15,000,000. In addition, each document evidencing an Incentive Option shall be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE  PRICE.
               ---------------

                    1. The exercise price per share under an Option shall be fixed by the Plan Administrator and, in the case of an Incentive Option, shall be in accordance with the following provisions:

                         (i) The exercise price per share shall not be less than 100 percent of the Fair Market Value per share of Common Stock on the option grant date.

                         (ii) If the Optionee is a 10% Stockholder, then the exercise price per share shall not be less than 110 percent of the Fair Market Value per share of Common Stock on the option grant date.


                                      III-3

                    2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of
                                                               ---------
Article Four hereof and the documents evidencing the option, be payable in cash
------------
or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, the exercise price may also be paid as follows:

                         (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                         (ii) to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and
     (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at
               ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

          C.   EFFECT  OF  TERMINATION OF SERVICE OR DEATH.
               -------------------------------------------

                    1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                         (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. Upon such cessation of Service, the option shall immediately terminate and cease to be outstanding with respect to any and all option shares which are not, at the time, exercisable or otherwise vested.

                         (ii) Should Optionee's Service terminate by reason of Disability while holding an outstanding option, the vesting of such option will thereupon accelerate and all of the unvested option shares subject thereto will immediately vest and become exercisable. The Optionee shall have a period of 12 months following the date of such termination of Service during which to exercise each outstanding option held by such Optionee.

                         (iii) If the Optionee dies while holding an outstanding option, the vesting of such option will thereupon accelerate and all of the unvested option shares subject thereto will immediately vest and become exercisable. The personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the applicable laws of inheritance or the Optionee's designated beneficiary or beneficiaries of that option shall have a period of 12 months following the date of the Optionee's death to exercise such option.


                                      III-4

                         (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                         (v) Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

                         (vi) Should Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all options held by such Optionee (whether or not vested) shall terminate immediately and cease to remain outstanding.

                    2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                         (i) extend the period of time during which such option will be exercisable following the Optionee's cessation of Service (including death) from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                         (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to any unvested shares which would have vested under the option had the Optionee continued in Service.

          D.   STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights
               -------------------
with respect to the shares subject to the option until such Optionee shall have exercised the option with respect to such shares, paid the aggregate exercise price therefor and become the record holder of such purchased shares.

          E.   UNVESTED SHARES. The Plan Administrator shall have the discretion
               ---------------
to grant options, which are exercisable for unvested shares of Common Stock. Should the Optionee have exercised his or her right to purchase such unvested shares ("Exercised Unvested Shares") and then cease to remain in Service for any reason other than death or Disability while holding such Exercised Unvested Shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those Exercised Unvested Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. However, the number of Exercised Unvested Shares that may be repurchased pursuant to such repurchase right shall be reduced at a rate not less than 20 percent per year from the date of the grant. If the Corporation elects to exercise this repurchase right, such right must be exercised within 90 days of the cessation of Service date or the Exercise Date, whichever is later. With respect to options granted to Employees (other than officers of the Corporation or any Parent or Subsidiary, as the case may be), the Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to that option which (i) restricts the number of shares vesting per year to less than 20 percent of the total number of shares subject to such option or (ii) provides that the initial vesting shall occur later than one year after the option grant date.

          F.    LIMITED TRANSFERABILITY OF OPTIONS. An Incentive Option shall be
                ----------------------------------
exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable, other than by will or by the applicable laws of inheritance following the Optionee's death. A Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to an Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to


                                      III-5
a domestic relations order. The assigned portion of a Non-Statutory Option may only be exercised by the person or persons who acquire a proprietary interest in such Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion of a Non-Statutory Option shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death (as discussed above).

          G.   OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY
               ---------------------------------------------------------------
OTHER  CORPORATIONS.  Options may be granted under the Plan from time to time in
-------------------
substitution for stock options held by individuals employed by, or otherwise provided services to, corporations if such individuals become eligible persons under the Plan as a result of a merger or consolidation of any such corporation with the Corporation or any Subsidiary, or the acquisition by the Corporation or a Subsidiary of the assets of any such corporation, or the acquisition by the Corporation or a Subsidiary of stock of any such corporation with the result that such corporation becomes a Subsidiary.

     II.  INCENTIVE  OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the
                                                      ----------
provisions of Articles One, Two and Four hereof shall be applicable to Incentive
              --------------------------
Options. Options which are not designated by the Board, or which do not otherwise qualify, as Incentive Options shall not be subject to the terms of this Section II.
     ----------

          A.   ELIGIBILITY. Incentive Options may only be granted to Employees.
               -----------

          B.   EXERCISE PRICE. The exercise price per share of Common Stock that
               --------------
may be acquired under an Incentive Option shall not be less than 100 percent of the Fair Market Value per share of Common Stock on the option grant date.

          C.   DOLLAR LIMITATION. The aggregate Fair Market Value of the shares
               ------------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D.   10% STOCKHOLDER. If any Employee to whom an Incentive Option is
               ----------------
granted is a 10% Stockholder, then the option term shall not exceed five years measured from the option grant date.

     III. CORPORATE  TRANSACTION

          A. In the event of a Corporate Transaction, any or all outstanding options under the Plan may be assumed, converted or replaced by the successor corporation, or parent thereof, in the Corporate Transaction (the "Successor Corporation"), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the Successor Corporation may substitute equivalent options or provide substantially similar consideration to Optionees as was provided to stockholders of the Corporation in the Corporate Transaction (after taking into account the existing provisions of the options under the Plan). The Successor Corporation may also issue, in place of outstanding shares of Common Stock held by the Optionee, substantially similar shares or other property subject to repurchase restrictions and other provisions no less


                                      III-6
favorable to the Optionee than those which applied to such outstanding shares immediately prior to the Corporate Transaction. In the event the Successor Corporation does not assume the options under the Plan or substitute new options therefor, as provided above, then, notwithstanding any other provision in this Plan to the contrary, in addition to the number of shares then vested with respect to any outstanding option, the vesting of such option will accelerate and all of the unvested option shares subject thereto will vest and become exercisable, prior to the consummation of such Corporate Transaction, at such times and subject to such terms and conditions as the Plan Administrator shall determine and, if such options are not exercised prior to the consummation of the Corporate Transaction, they shall terminate upon such consummation in accordance with the provisions of this Plan.

          B. Subject to any rights granted to Optionees under the foregoing provisions of this Plan, in the event of the occurrence of a Corporate Transaction, any outstanding options will be treated as provided in the definitive agreement or agreements applicable to the Corporate Transaction.

          A. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the dollar limitation discussed in Section IIC of Article Two above
                                              -----------    -----------
is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option.

          B. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION  AND  REGRANT  OF  OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant, in substitution therefor, new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM
                             ----------------------

     I.   STOCK  ISSUANCE  TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement, which complies with the terms specified below.

          A.   PURCHASE  PRICE.
               ---------------

          Subject to the provisions of Section I of Article Four hereof, shares
                                       ---------    ------------
of Common Stock may be issued under the Stock Issuance Program for any of the following forms of consideration to the extent that the Plan Administrator shall deem it appropriate in each applicable instance:

                    (i) cash or check made payable to the Corporation or

                    (ii) past services rendered to the Corporation (or any Parent or Subsidiary).


                                      III-7

          B.   VESTING  PROVISIONS.
               -------------------

                         1. Shares of Common Stock issued under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives; provided, however, that with respect to such shares issued to
            --------  -------
Employees (other than officers of the Corporation or any Parent or Subsidiary, as the case may be), the Plan Administrator may not impose a vesting schedule which (i) restricts the number of shares vesting per year to less than 20 percent of the total number of shares relating to such issuance or (ii) provides that the initial vesting shall occur later than one year after the issuance date.

                         2. Any new, substituted or additional securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock, as a class, without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                         3. The Participant shall have full stockholder rights
with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                         4. Should the Participant cease to remain in Service
for any reason other than death or Disability while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalents (including purchase-money indebtedness), the Corporation shall repay to the Participant an amount equal to the consideration paid in cash or cash equivalents for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money indebtedness of the Participant attributable to such surrendered shares.

                         5. Should the Participant cease to remain in Service
due to death or Disability while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program, then upon such cessation vesting of those shares will accelerate and all of the unvested shares will immediately vest.

                         6. The Plan Administrator may, in its discretion, waive
the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.  CORPORATE TRANSACTION

          Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights of the Corporation under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent that: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated


                                      III-8
vesting is precluded by other limitations imposed by the Plan Administrator at the time such repurchase rights are acquired by the Corporation.



     III.  SHARE  ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS
                                  -------------

     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral other than the purchased shares of Common Stock. In no event may the principal amount of any such promissory note exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE  DATE  AND  TERM  OF  PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within 12 months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall terminate upon the earliest of (i) the expiration of
                                               --------
the ten-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

     III. AMENDMENT  OF  THE  PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that no such
                                                 --------  -------
amendment or modification shall adversely affect the rights and obligations with respect to any option or unvested stock issuance, at the time outstanding under the Plan, unless the Optionee holding such option or the Participant holding such stock consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.


                                      III-9

          B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are, in each instance, in excess of the number of shares of Common Stock then available for issuance under the Plan; provided, however, that any excess shares actually issued under such
          --------  -------
Programs shall be held in escrow until stockholder approval of an amendment to the Plan, which sufficiently increases the number of shares of Common Stock available for issuance under the Plan, is obtained. If such stockholder approval is not obtained within 12 months after the date the first such excess grant or issuance is made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable short-term federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.  WITHHOLDING  AND  REPORTING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding and reporting requirements.

     V.   SECURITIES  LAW  AND  OTHER  REGULATORY  COMPLIANCE

          The Plan is intended to comply with Section 25102(o) of the California Corporations Code, although grants pursuant to Section 25102(f) of such Code, or any other exemption provided by such Code or the regulations thereunder, may be made under the Plan. Any provision of the Plan which is inconsistent with
Section 25102(o) shall, without further act or amendment by the Corporation or the Board, be reformed to comply with the requirements of Section 25102(o). The Plan is also intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended; however, grants pursuant to any other exemption available under such Act or the other rules or regulations promulgated thereunder may be made under the Plan. An award under the Plan will not be effective unless such award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Common Stock may then be listed or quoted, as they are in effect on the date of grant of such award and also on the date of exercise or other issuance relating thereto. Notwithstanding any other provision in the Plan, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock issued under the Plan prior to
(i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable and (ii) compliance with any exemption, completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Corporation determines to be necessary or advisable. The Corporation will be under no obligation to register the shares under federal securities laws or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so.

     VI.  NO  EMPLOYMENT  OR  SERVICE  RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) to terminate such person's Service at any time for any reason, with or without cause.

     VII.  FINANCIAL  REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with


                                      III-10
the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

      VIII. CHANGES  IN  COMMON  STOCK
            --------------------------

          In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination or similar change in the capital structure of the Corporation without consideration, then the limitations on the number of shares that may be granted pursuant to this Plan shall be appropriately adjusted as determined by the Plan Administrator. Notwithstanding the foregoing, no adjustments shall be made in connection with the reverse stock split being considered at the Corporation's 2001 annual stockholders' meeting.

     IX.  DEFINITIONS
          -----------

          The following terms shall have the following meanings under the Plan:

          "BOARD" shall mean the Corporation's Board of Directors.
          -------

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.
          ------

          "COMMITTEE" shall mean a committee of two or more Board members
          -----------
appointed by the Board to exercise one or more administrative functions under the Plan.

          "COMMON STOCK" shall mean the Corporation's common stock, par value
          --------------
$0.01 per share.

          "CORPORATE TRANSACTION" shall mean any of the following transactions
          -----------------------
to which the Corporation is a party:

                    (i) a merger or consolidation as a result of which stockholders of the Corporation immediately prior to such merger or consolidation hold less than a majority of the voting power of the surviving corporation of such merger or consolidation, or

                    (ii) the sale or transfer of at least a majority of the voting power of the Corporation in a single transaction or a series of related transactions, or

                    (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation as a going concern in a single transaction or series of related transactions.

          "CORPORATION" shall mean Vsource, Inc., a Delaware corporation, and
          -------------
any successor corporation thereto which shall, by appropriate action, adopt the Plan.

          "DISABILITY" shall mean the inability of the Optionee or the
          ------------
Participant, in the opinion of a qualified physician acceptable to the Corporation, to perform the major duties of the Optionee's position with the Corporation because of the sickness or injury of the Optionee.

          "EMPLOYEE" shall mean an individual who is in the employ of the
          ----------
Corporation (or any Parent or Subsidiary).

          "EXERCISE DATE" shall mean the date on which the Optionee shall have
          ---------------
executed and delivered an appropriate stock purchase agreement, paid the applicable aggregate exercise price and delivered such other items as may be requested by the Plan Administrator in connection with any exercise of an option.


                                     III-11

          "FAIR MARKET VALUE" per share of Common Stock on any relevant date
          -------------------
shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing sales price for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing sales price for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

                    (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          "INCENTIVE  OPTION"  shall  mean  an  option  that  satisfies  the
          -------------------
requirements  of  Code  Section  422.

          "INVOLUNTARY TERMINATION" shall mean the termination of the Service of
          -------------------------

any  individual  which  occurs  by  reason  of:

                    (i) such individual's involuntary dismissal or discharge for reasons other than Misconduct, or

                    (ii) such individual's voluntary resignation following (A) a change in such individual's reporting relationships, titles, or offices representing a material reduction in his or her position and status, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than 15 percent or (C) a relocation of such individual's place of employment by more than 50 miles (if in each of cases (A), (B), and (C) and only if, such change, reduction or relocation is effected without the individual's consent).

          "MISCONDUCT" shall mean the commission of any act of fraud,
          ------------
embezzlement or dishonesty by an Optionee or a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person which has a material adverse effect on the business or affairs of the Corporation (or any Parent or Subsidiary). The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.
          ----------

          "NON-STATUTORY OPTION" shall mean an option not intended to satisfy
          ----------------------
the requirements of Code Section 422.

          "OPTIONEE" shall mean any person to whom an option is granted under
          ----------
the Plan.


                                     III-12

          "PARENT" shall mean any corporation (other than the Corporation) in an
          --------
unbroken chain of corporations ending with the Corporation if each of such corporations (other than the Corporation) owns, at the time of the determination, stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" shall mean any person who is issued shares of Common
          -------------
Stock under the Stock Issuance Program.

          "PLAN" shall mean the Corporation's 2001 Stock Option/Stock Issuance
          ------
Plan, as described in this document.

          "PLAN ADMINISTRATOR" shall mean either the Board or the Committee
          --------------------
acting in its capacity as administrator of the Plan.

          "SERVICE" shall mean the provision of services to the Corporation (or
          ---------
any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the Board or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          "STOCK EXCHANGE" shall mean the American Stock Exchange or the New
          ----------------
York Stock Exchange.

          "STOCK ISSUANCE AGREEMENT" shall mean the agreement entered into by
          --------------------------
the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          "SUBSIDIARY" shall mean any corporation (other than the Corporation)
          ------------
in an unbroken chain of corporations beginning with the Corporation, if each of such corporations other than the last corporation in the such chain owns, at the time of the determination, stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "10%  STOCKHOLDER"  shall mean the owner of stock (as determined under
          ------------------
Code Section 424(d)) possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).


                                     III-13

                                    ANNEX IV

                                  VSOURCE INC.
                          EMPLOYEE STOCK PURCHASE PLAN


The purpose of the Vsource, Inc. Employee Stock Purchase Plan (the "Plan") is to provide an opportunity for employees of Vsource, Inc. (the "Company") and its Participating Subsidiaries (as defined herein) to purchase shares of common stock, par value $0.01 per share, of the Company ("Common Stock") at a discount through voluntary automatic payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

1. SHARES SUBJECT TO PLAN. An aggregate of seven million (7,000,000) shares of Common Stock (the "Shares") may be sold pursuant to the Plan. Such Shares may be authorized but unissued Common Stock, treasury shares or Common Stock purchased by the Company in the open market. If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number of Shares available for sale shall be equitably adjusted by the Committee appointed to administer the Plan to give proper effect to such change.

2. ADMINISTRATION. The Board of Directors of the Company ("Board") shall appoint a committee consisting of at least two of its members, that will have the authority and responsibility for the day-to-day administration of the Plan (the "Committee"). Each member of the Committee shall be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") (or any successor to such Rule) as now or hereafter amended. The Committee shall have the authority to make rules and regulations governing the administration of the Plan, and any interpretation or decision made by the Committee regarding the administration of the Plan shall be final and conclusive. The Committee may determine prior to each Enrollment Period (as defined in paragraph 7) to limit the number of Shares which may be offered with respect to that Enrollment Period and the manner of allocating the Shares among eligible employees. The Committee may delegate its responsibilities for administering the Plan to any one or more persons as the Committee deems necessary or appropriate; provided, however, that the Committee may not delegate its responsibilities under this Plan to the extent such delegation would cause the Plan to fail to satisfy the administration requirements as defined in Rule 16b-3 (or any successor to such Rule). No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any Shares offered hereunder.

3.     ELIGIBILITY.

     (a) All full-time employees of the Company and of any Participating Subsidiary of the Company, which has been specifically designated by the Board as participating in the Plan, shall be eligible to participate in the Plan. For purposes of the Plan, a "Participating Subsidiary" means any present or future parent or subsidiary corporation of the Company (within the meaning of Section 424(e) or (f) of the Code) that is specifically designated by the Board as a participant in the Plan by written instrument delivered to the designated Participating Subsidiary. Such written instrument shall specify the effective date of such designation and shall become, as to such Participating Subsidiary and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to any Participating Subsidiary only to the extent permitted under Section 423 of the Code. Transfers of employment among the Company and any Participating Subsidiary shall not be considered a termination of employment hereunder. Any Participating Subsidiary may, by appropriate action of its Board of Directors, terminate its participation in the Plan. The Board may, in its discretion, terminate a Participating Subsidiary's participation in the Plan at any time.

     (b) Notwithstanding paragraph 3(a), the following employees shall not be eligible to participate in the Plan: (1) employees who have been employed by the Company or a Participating Subsidiary for less than six (6) months prior to an Enrollment Date, (2) employees whose customary employment by the Company or a Participating Subsidiary is 20 hours or less per week, (3) employees whose customary employment by the Company or a Participating Subsidiary is for not more than five months in any calendar year, and (4) employees who, as of the first day of an Enrollment Period, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary (within the meaning of Code Section 424(e) or (f).

4.     PARTICIPATION.

     (a) An eligible employee may elect to participate in the Plan as of any Enrollment Date. "Enrollment Dates" shall occur on the first day of an Enrollment Period (as defined in paragraph 7(a)). Any such election shall be made by completing and forwarding an enrollment and payroll deduction authorization form to the designated Plan representative prior to such Enrollment Date, authorizing payroll deductions in an amount (to be specified as a whole percentage) not greater than 10% and not less than 1% of the employee's Compensation (as defined below) for the payroll period to which the deduction applies. A participating employee may discontinue his or her participation in the Plan as provided in paragraph 6 hereof. Subject to the limitations in this paragraph 4(a), a participant may increase or decrease the rate of his or her payroll deductions during the Enrollment Period by completing and filing with the Company a revised payroll deduction form authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Enrollment Period. A change in the rate of participation during an Enrollment Period shall be effective with the second full payroll period following the Company's receipt of the revised payroll deduction form unless the Company elects to process a given change in participation more quickly. All contributions to the Plan will be through payroll deductions as specified above, and no direct contributions to the Plan will be permitted.

     (b) For purposes of this Plan, the term "Compensation" means the participating employee's base salary and, at the participating employee's election, incentive compensation, bonus or similar payments not made or payable on a regular basis at each regular pay period date), in each case determined before any deductions for salary deferrals under any applicable Code Section 401(k) plan in which the employee is a participant, and before any deduction for required federal or state withholding taxes and any other amounts which may be withheld pursuant to the Company's medical or health plans, retirement or provident plans or otherwise. Any amounts payable to a participating employee during an Enrollment Period not described in the preceding sentence shall not be treated as Compensation for purposes of this Plan.

     (c) Subject to the limitations set forth in paragraph 7, a participant (i) who has elected to participate in the Plan pursuant to paragraph 4(a) as of an Enrollment Date and (ii) who takes no action to change or revoke such election as of the next following Enrollment Date and/or as of any subsequent Enrollment Date shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Enrollment Date(s) as was in effect immediately prior to any such Enrollment Date.

     (d) If participation in this Plan is extended to the employees of Participating Subsidiaries that are not located in the United States then, unless otherwise specified by the Committee, payroll deductions made with respect to any such employees in currencies other than the United States dollar shall be accumulated in the currency in which such payroll is otherwise made and shall be converted to United States dollars at the applicable exchange rate (as determined by the Committee) in effect on the applicable Enrollment Date.

5. PAYROLL DEDUCTION ACCOUNTS. The Company shall establish a "Payroll Deduction Account" for each participating employee, and shall credit all payroll deductions made on behalf of each employee pursuant to paragraph 4 to his or her Payroll Deduction Account. No interest shall be credited to any Payroll Deduction Account.

6. WITHDRAWALS. A participating employee may withdraw from the Plan at any time up to the date that is 30 days before the end of an Enrollment Period by completing and forwarding a written notice of withdrawal to the designated Plan representative, in accordance with the procedures established by the Committee. Upon receipt of such notice, payroll deductions on behalf of the employee shall be discontinued commencing with the following payroll period, and such employee may not again be eligible to participate in the Plan until the second succeeding Enrollment Period following the date of such employee's notice of withdrawal. Amounts credited to the Payroll Deduction Account of any employee who withdraws shall be paid to him or her in cash, without interest thereon, as soon as practicable after receipt of the notice of withdrawal.

7.     ENROLLMENT  PERIODS.

     (a) Enrollment in the Plan shall be implemented by consecutive six-month "Enrollment Periods" with a new Enrollment Period commencing on the first trading day on or after the first day of each May and November during the term of the Plan, or on such other date as the Committee shall determine, and continuing thereafter to the end of such period, subject to termination in accordance with paragraph 17 hereof. The first Enrollment Period hereunder shall commence on November 1, 2001 or such other date as the Committee shall determine. The Committee shall have the power to change the duration of Enrollment Periods (including the commencement dates thereof) with respect to future offerings. Payroll deductions made on behalf of each participating employee during an Enrollment Period shall, except as otherwise provided in paragraphs 6 or 12 hereof, be used to purchase Shares under the Plan on the applicable Share Purchase Date following the end of the Enrollment Period, as provided in paragraph 7(b).

     (b) The fifth business day following the end of each Enrollment Period prior to the termination of the Plan (or such other trading date as the Committee shall determine) shall constitute the purchase dates (the "Share Purchase Dates") on which each participating employee for whom a Payroll Deduction Account has been maintained shall purchase that number of Shares determined in accordance with paragraph 8(a).

8.     PURCHASE  OF  SHARES.

     (a) Subject to the limitations set forth in paragraph 7, each employee participating in an offering shall have the right to purchase as many whole and fractional Shares as may be purchased with the amounts credited to his or her Payroll Deduction Account as of the last day of the Enrollment Period immediately preceding the applicable Share Purchase Date (the "Cutoff Date"). On each Share Purchase Date, the amount credited to each participating employee's Payroll Deduction Account as of the immediately preceding Cutoff Date shall be applied to purchase as many whole and fractional Shares as may be purchased with such amount at the Purchase Price determined under paragraph 8(b).

     (b) The "Purchase Price" for Shares purchased under the Plan shall be equal to 85% of the "fair market value" of the Company's Common Stock on the first day of the Enrollment Period or on the last day of the Enrollment Period, whichever amount is lower. For all purposes under the Plan, the "fair market value" of a share of the Company's Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the fair market value shall be the closing sales price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing sales price for the Common Stock on the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the fair market value shall be the closing sales price per share of Common Stock on the date in question on the Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing sales price for the Common Stock on the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

     The Committee shall have the authority to establish a different Purchase Price as long as any such Purchase Price complies with the provisions of Section 423 of the Internal Revenue Code.

     (c) Notwithstanding the foregoing, the Company shall not permit the exercise of any right or option to purchase Shares which would permit an employee's rights to purchase shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue during any calendar year at a rate in excess of $25,000 of the fair market value (as defined in paragraph 8(b) hereof) of such shares, determined at the time such rights are granted for each calendar year in which the right is outstanding at any time. For purposes of this paragraph 8(c), the provisions of Code Section 424(d) shall apply in determining the stock ownership of an employee. Payroll deductions that are limited by this paragraph 8(c) shall re-commence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Enrollment Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to paragraph 4, withdraws from the Plan as provided in paragraph 6 or is terminated from participating in the Plan as provided in paragraph 12.

     (d) Any amounts remaining in an employee's Payroll Deduction Account in excess of the amount that may properly be applied to the purchase of Shares shall remain in such account to purchase Shares as of the next following Share Purchase Date, unless the Plan is subsequently terminated or the employee otherwise ceases to participate in the Plan, in which event such excess shall be refunded to the employee as soon as practicable, without interest thereon.

9. BROKERAGE ACCOUNTS OR PLAN SHARE ACCOUNTS. By enrolling in the Plan, each participating employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating employee to be established by the Company or by an outside entity selected by the Committee (a "custodian") which is not a brokerage firm. Shares purchased by an employee pursuant to the Plan shall be held in the employee's brokerage or Plan share account ("Plan Share Account") in his or her name.

10. RIGHTS AS STOCKHOLDER. A participating employee shall have no rights as a stockholder with respect to Shares under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date, and upon such payment the employee shall have all rights (voting and otherwise) with respect to such Shares. With respect to any Shares held in an employee's Plan Share Account, the Company or the custodian, as the case may be, shall, in accordance with procedures adopted by the Company or the custodian, facilitate the employee's voting rights attributable thereto. All dividends attributable to any Shares held in an employee's Plan Share Account shall, in accordance with separate procedures to be adopted by the Company or the custodian and subject to any rights of withdrawal specified above, be held and will be used for the purchase of Shares on any Share Purchase Date at the applicable Purchase Price hereunder.

11.    CERTIFICATES;  TRANSFER  RESTRICTIONS;  NOTICE  OF  DISPOSITION.

     (a) Certificates for Shares purchased under the Plan will not be issued automatically. However, certificates for whole and fractional Shares purchased under the Plan shall be issued as soon as practicable following an employee's written request. The Company may impose a reasonable charge for the issuance of such certificates. Such certificates will only be issued in the employee's name and not in any street name or in any other fashion. The Committee may cause Shares issued under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in paragraph 11(b) and to assure compliance with applicable laws.

     (b) Shares purchased under the Plan may be sold at any time at the discretion of the employee purchasing such shares.

     (c) Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased pursuant to this Plan if such disposition occurs less than two (2) years from the first day of the Enrollment Period with respect to which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

12.     TERMINATION  OF  EMPLOYMENT.

     (a) Payroll deductions on behalf of a participating employee shall be discontinued, and the employee shall be considered to have immediately withdrawn from the Plan, upon the first to occur of (i) a termination of a participating employee's employment with the Company or a Participating Subsidiary for any reason whatsoever (including but not limited to a transfer to a non-Participating Subsidiary), (ii) the giving of notice by a participating employee of such employee's intent to terminate employment without cause, where such employee is required under the terms of such employee's employment agreement to give notice to the Company or a Participating Subsidiary of such employee's intent to terminate employment, (iii) the employee otherwise ceasing to be eligible to participate in the Plan within the meaning of paragraph 3 hereof, or (iii) the occurrence of any circumstances described in paragraph 12(c) below. Upon any withdrawal from the Plan pursuant to this paragraph 12, any amounts then credited to the employee's Payroll Deduction Account shall be paid to the employee, without interest thereon, as soon as practicable following such withdrawal and shall not be used to purchase Shares.

     (b) If a participating employee's participation in the Plan is terminated under paragraph 12(a), any Shares purchased under the Plan that are held by the Company, or by custodian or other authorized brokerage firm under paragraph 9 hereof, shall, within a reasonable period following such termination of participation, be issued to such employee subject to the procedures and limitations set forth in paragraph 11(a).

     (c) For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee provided that
                                                               --------
such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13. RIGHTS NOT TRANSFERABLE. Rights granted under this Plan are not transferable by a participating employee, and are exercisable during an employee's lifetime only by the employee.

14. EMPLOYMENT RIGHTS. Neither participation in the Plan, nor the exercise of any right or option granted under the Plan, shall be made a condition of employment, or of continued employment with the Company or of any parent or subsidiary.

15. APPLICATION OF FUNDS. All funds received by the Company for Shares sold by the Company on any Share Purchase Date pursuant to this Plan may be used for any corporate purpose. No interest shall be paid or credited to any participant.

16. SECURITIES LAWS. Sales of Shares under the Plan are subject to, and shall be accomplished only in accordance with, the requirements of all applicable securities and other laws. The Company shall not be obligated to issue any Shares under the Plan at any time when the offer, issuance or sale of Shares covered by any right hereunder has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Shares may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares. Further, all Shares acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of rights to purchase shares granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall comply with any applicable provisions of Rule 16b-3. As to such persons, this Plan shall be deemed to contain, and such rights shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

17. AMENDMENTS AND TERMINATION. The Committee may amend the Plan at any time, provided that no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule. The Committee may suspend the Plan or discontinue the Plan at any time for any reason. Upon any such suspension or termination of the Plan, all payroll deductions shall cease and all amounts then credited to participating employees' Payroll Deduction Accounts shall be refunded, without interest thereon.

18. APPLICABLE LAWS. The Company's obligation to offer, issue, sell or deliver Shares under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Shares, as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan to the contrary, the Company shall not be obligated to offer, issue, sell or deliver Shares under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

19. EXPENSES. Except to the extent provided in paragraph 11, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to participating employees, shall be borne by the Company and its qualified subsidiaries.

20.     COMMITTEE  RULES  FOR  LOCAL  JURISDICTIONS.

     (a) The Committee may adopt rules or procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures if participation in this Plan is extended to employees of qualified subsidiaries located outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, conversion of local currency, payroll tax withholding procedures and handling of stock certificates which vary with local law requirements.

     (b) If participation in this Plan is extended to employees of qualified subsidiaries located outside of the United States, the Committee may also adopt sub-plans applicable to particular subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of any such sub-plan, the provisions of this Plan shall govern the operation of any such sub-plan.

21. NO ENLARGEMENT OF EMPLOYEE RIGHTS. Nothing contained in this Plan shall be deemed to give any employee the right to be retained in the employ of the Company or of any subsidiary or to interfere with the right of the Company or subsidiary, subject to any written employment contract to the contrary, to discharge any employee at any time.

22. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Code Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Code Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Code
Section 423. This paragraph 22 shall take precedence over all other provisions in this Plan.

23. GOVERNING LAW. This Plan shall be governed by and construed in accordance with Delaware law, except for its conflicts of laws principles to the extent they might lead to the application of the laws of another jurisdiction.

24. TERM OF THE PLAN. The Plan shall be effective upon the date of its approval by the stockholders of the Company. Except with respect to rights then outstanding, if not sooner terminated under the provisions of paragraph 17, the Plan shall terminate upon, and no further payroll deductions shall be made and no further rights to purchase shares shall be granted after, December 31, 2011.

[Form  of  Proxy]

                                  VSOURCE, INC.
                         5740 Ralston Street, Suite 110
                            Ventura, California 93003

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Vsource, Inc., a corporation organized under the laws of the State of Delaware, hereby appoints Phillip E. Kelly and Dennis
M. Smith as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated below, all of the shares of Vsource, Inc., which the undersigned is or may be entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, November 20, 2001, at 10:00 a.m. local time, at the San Diego Marriott Hotel & Marina, 333 West Harbor Drive, San Diego, California 92101, or any adjournment thereof.

The Board of Directors recommends a vote FOR the proposals below.

1.   The election of seven (7) Directors of the Company.
          [_]  FOR all nominees listed           [_]  WITHHOLD  AUTHORITY
          (except  those  nominees  whose        to vote for all nominees listed
          names have been stricken pursuant
          to  the  instruction  below)

Nominees: Phillip E. Kelly, I. Stephen Edelson, Dennis M. Smith, Robert N. Schwarz, PhD., Scott T. Behan, Ramin Kamfar, Nathaniel C.A. Kramer.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above)

2. Approve the proposed amendments to the Company's Certificate of Incorporation which would:

          (a) not effect a reverse stock split but which would increase the authorized number of shares of our common stock from 100,000,000 shares to 500,000,000 shares; or

          (b) effect a reverse split of our outstanding common stock at an exchange ratio of five-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

          (c) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one and increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares; or

          (d) effect a reverse split of our outstanding common stock at an exchange ratio of ten-for-one with no increase in the authorized number of shares of our common stock; or

          (e) effect a reverse split of our outstanding common stock at an exchange ratio of fifteen-for-one with no increase in the authorized number of shares or our common stock.

     Vsource's Board of Directors would retain discretion to elect to implement one of the approved amendments, or to elect not to implement any of them.

          [_]  FOR          [_]  AGAINST     [_]  ABSTAIN

3. Approve the issuance of shares of the Company's common stock to discharge the Company's obligations under the Amendment and Restated Bridge Loan Agreement.
          [_]  FOR          [_]  AGAINST     [_]  ABSTAIN

4. Approve the issuance of shares of the Company's common stock upon conversion of the Company's Series 3-A Preferred Stock.
          [_]  FOR          [_]  AGAINST     [_]  ABSTAIN

5. Approve the issuance of shares of the Company's common stock upon exercise of the warrants issued in connection with our Exchangeable Note and Warrant Purchase Agreement.
          [_]  FOR          [_]  AGAINST     [_]  ABSTAIN

6.   Approve the adoption of the Company's 2001 Stock Options/Stock Issuance
     Plan.
          [_]  FOR          [_]  AGAINST     [_]  ABSTAIN

7.   Approve the adoption of the Company's Employee Stock Purchase Plan.
          [_]  FOR          [_]  AGAINST     [_]  ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted FOR each of the nominees for director and each of Proposals 2, 3, 4, 5, 6 and 7.

                              Your signature on this proxy is your
                              acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated October 18, 2001.


                              Date:_____________________________________________

                              Signature:________________________________________
                                              (Signature)

                              Title:____________________________________________

                              Signature:________________________________________
                                           (Signature if held jointly)

                              Title:____________________________________________


                              NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.